UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2019
Columbia High Yield Municipal Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia High Yield Municipal Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Columbia High Yield Municipal Fund (the Fund) seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	2.67	9.23	4.68	6.09
	Including sales charges		-0.39	5.95	4.04	5.77
Advisor Class*		03/19/13	2.67	9.44	4.89	6.31
Class C	Excluding sales charges	07/15/02	2.34	8.53	4.00	5.43
	Including sales charges		1.34	7.53	4.00	5.43
Institutional Class		03/05/84	2.68	9.45	4.89	6.30
Institutional 2 Class*		11/08/12	2.70	9.40	4.95	6.36
Institutional 3 Class*		03/01/17	2.72	9.43	4.94	6.33
Blended Benchmark			3.35	10.17	5.02	6.10
Bloomberg Barclays High Yield Municipal Bond Index			4.00	11.30	5.98	7.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg Barclays High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Barclays Municipal Bond Index.
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Municipal Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at November 30, 2019)
AAA rating	3.2
AA rating	11.5
A rating	16.6
BBB rating	27.3
BB rating	9.6
B rating	3.7
CCC rating	0.2
Not rated	27.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at November 30, 2019)
Illinois	11.2
Florida	8.8
Texas	7.7
California	7.0
Washington	5.8
Pennsylvania	5.0
New Jersey	4.4
Colorado	4.0
Georgia	3.8
Michigan	3.3
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.70	1,020.59	4.33	4.32	0.86
Advisor Class	1,000.00	1,000.00	1,026.70	1,021.58	3.33	3.32	0.66
Class C	1,000.00	1,000.00	1,023.40	1,017.35	7.60	7.57	1.51
Institutional Class	1,000.00	1,000.00	1,026.80	1,021.58	3.33	3.32	0.66
Institutional 2 Class	1,000.00	1,000.00	1,027.00	1,021.78	3.12	3.12	0.62
Institutional 3 Class	1,000.00	1,000.00	1,027.20	1,022.03	2.87	2.87	0.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Anuvia Florida LLC(a)
01/01/2029	5.000%	214,259	184,263
Total Corporate Bonds & Notes (Cost $214,259)			184,263

Exchange-Traded Fixed Income Funds 2.0%
	Shares	Value ($)
United States 2.0%
VanEck Vectors High-Yield Municipal Index ETF	250,125	16,108,050
Total Exchange-Traded Fixed Income Funds (Cost $16,048,616)		16,108,050

Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.2%
City of New York(b),(c)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	1.180%	1,075,000	1,075,000
Subordinated Series 2014I-2 (JPMorgan Chase Bank)
03/01/2040	1.180%	500,000	500,000
Total			1,575,000
Total Floating Rate Notes (Cost $1,575,000)			1,575,000

Municipal Bonds 97.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.7%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Communities LLC
Series 2019
01/01/2054	5.000%	1,500,000	1,670,070
City of Phoenix Civic Improvement Corp.(d),(e)
Revenue Bonds
Junior Lien Airport
Series 2019B
07/01/2044	4.000%	2,000,000	2,191,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Industrial Development Authority of the City of Phoenix (The)(e)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,142,490
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	1,200,000	1,341,588
02/15/2046	5.000%	1,500,000	1,649,985
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	230,000	259,056
Maricopa County Industrial Development Authority(f)
Revenue Bonds
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	3,595,000	3,763,318
Tempe Industrial Development Authority(f)
Revenue Bonds
Mirabella at ASU Project
Series 2017A
10/01/2047	6.125%	1,400,000	1,595,132
Total			13,613,419
California 7.0%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	900,000	1,046,052
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2040	5.000%	1,275,000	1,556,227
04/01/2041	5.000%	250,000	304,380
California Municipal Finance Authority(d),(f),(g)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Pollution Control Financing Authority(d),(f)
Revenue Bonds
Calplant I Project-Green
Subordinated Series 2019
12/01/2039	7.500%	3,000,000	2,909,580
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,649,415
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,335,250
California Statewide Communities Development Authority(f)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,169,940
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2034	5.000%	1,775,000	1,903,297
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	30,000	30,388
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	564,330
City of Santa Maria Water & Wastewater(h)
Refunding Revenue Bonds
Series 2012A
02/01/2025	0.000%	3,100,000	2,591,166
City of Upland
Prerefunded 01/01/21 Certificate of Participation
San Antonio Community Hospital
Series 2011
01/01/2041	6.500%	5,000,000	5,291,800
Compton Unified School District(h)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	2,094,639
Empire Union School District(h)
Special Tax Bonds
Communities Facilities District No. 1987-1
Series 2002A (AMBAC)
10/01/2021	0.000%	1,665,000	1,620,228
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2043	6.500%	5,000,000	5,881,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	12,500,000	12,855,375
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	7,739,350
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	2,120,809
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2012
04/01/2042	5.000%	3,000,000	3,257,040
Total			57,957,666
Colorado 4.0%
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	6,315,060
Colorado Health Facilities Authority
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	5,000,000	5,382,550
08/01/2049	4.000%	1,250,000	1,334,137
Revenue Bonds
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	4,849,050
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	5,000,000	5,207,100
Leyden Rock Metropolitan District No. 10
Limited General Obligation Bonds
Series 2016A
12/01/2045	5.000%	1,000,000	1,048,910
Palisade Metropolitan District No. 2
Limited General Obligation Bonds
Series 2016
12/01/2046	5.000%	1,500,000	1,553,745
Regional Transportation District
Certificate of Participation
Series 2014A
06/01/2039	5.000%	5,000,000	5,525,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sierra Ridge Metropolitan District No. 2
Senior Limited General Obligation Bonds
Series 2016A
12/01/2046	5.500%	1,500,000	1,575,090
Total			32,790,842
Connecticut 1.3%
Connecticut Housing Finance Authority
Revenue Bonds
Series 2019E-E1 (HUD)
11/15/2054	3.250%	4,000,000	3,984,200
Connecticut State Health & Educational Facility Authority(f)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,895,460
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2038	5.000%	1,000,000	1,206,860
Series 2018E
09/15/2037	5.000%	500,000	607,860
Series 2019A
04/15/2037	4.000%	2,675,000	3,021,573
Total			10,715,953
District of Columbia 0.2%
District of Columbia
Revenue Bonds
Ingleside Rock Creek Project
Series 2017
07/01/2052	5.000%	1,000,000	1,066,130
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	730,742
Total			1,796,872
Florida 8.8%
Capital Trust Agency, Inc.(f)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	7.125%	3,550,000	3,688,947
University Bridge LLC Student Housing Project
Series 2018
12/01/2058	5.250%	3,000,000	3,144,570
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,690,425
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Lakeland
Revenue Bonds
Lakeland Regional Health
Series 2015
11/15/2040	5.000%	5,000,000	5,632,550
City of Tallahassee
Revenue Bonds
Tallahassee Memorial Healthcare, Inc. Project
Series 2016
12/01/2055	5.000%	3,000,000	3,349,710
County of Broward Airport System(d)
Revenue Bonds
Series 2019A
10/01/2049	4.000%	700,000	770,630
County of Miami-Dade(h)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,978,100
County of Miami-Dade
Subordinated Refunding Revenue Bonds
Series 2012B
10/01/2037	5.000%	1,530,000	1,668,419
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2019A
10/01/2049	5.000%	8,000,000	9,580,880
Florida Development Finance Corp.(d),(f)
Refunding Revenue Bonds
Virgin Trains USA Pass
Series 2019 (Mandatory Put 01/01/29)
01/01/2049	6.500%	3,000,000	2,834,880
Florida Development Finance Corp.
Revenue Bonds
Renaissance Charter School
Series 2010A
09/15/2040	6.000%	3,750,000	3,824,213
Series 2012A
06/15/2043	6.125%	3,000,000	3,080,730
Renaissance Charter School Projects
Series 2013A
06/15/2044	8.500%	5,000,000	5,783,500
Florida Development Finance Corp.(f)
Revenue Bonds
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,359,522
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2019A
10/01/2054	5.000%	1,500,000	1,794,900

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mid-Bay Bridge Authority
Prerefunded 10/01/21 Revenue Bonds
Series 2011A
10/01/2040	7.250%	4,000,000	4,429,160
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2042	5.125%	750,000	774,465
Orange County Industrial Development Authority(d),(f)
Revenue Bonds
Anuvia Florida LLC Project
Series 2018A
07/01/2048	4.000%	4,100,000	2,546,469
Palm Beach County Health Facilities Authority
Revenue Bonds
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,407,113
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,899,381
St. Johns County Industrial Development Authority(g)
Refunding Revenue Bonds
Bayview Project
Series 2007A
10/01/2041	0.000%	3,725,000	3,117,229
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	283,133
Total			72,638,926
Georgia 3.8%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2049	4.000%	2,500,000	2,771,850
City of Atlanta Department of Aviation(d)
Revenue Bonds
Airport
Subordinated Series 2019
07/01/2037	4.000%	1,710,000	1,931,137
07/01/2040	4.000%	1,000,000	1,119,780
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
12/01/2048	6.250%	2,500,000	2,600,775
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage
Series 2017A
12/01/2042	4.050%	1,635,000	1,753,488
Georgia State Road & Tollway Authority(f),(h)
Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	3,792,240
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	409,340
Main Street Natural Gas. Inc.
Revenue Bonds
Series 2019A
05/15/2049	5.000%	7,500,000	10,197,000
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	3,179,910
Savannah Economic Development Authority
Refunding Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	3,916,955
Total			31,672,475
Idaho 0.5%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2049	8.125%	4,000,000	4,477,160
Illinois 11.2%
Chicago Board of Education(f)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,817,920
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,891,573
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,196,840

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011A
12/01/2041	5.000%	1,110,000	1,153,279
Series 2012A
12/01/2042	5.000%	1,000,000	1,056,580
Series 2016B
12/01/2046	6.500%	1,500,000	1,806,030
Series 2018D
12/01/2046	5.000%	5,000,000	5,336,400
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
ASSURED GUARANTY MUNICIPAL CORP
12/01/2035	5.000%	500,000	593,110
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
Series 2018A
01/01/2053	5.000%	5,000,000	5,871,800
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	929,464
Chicago Park District
Limited General Obligation Bonds
Series 2015A
01/01/2040	5.000%	3,000,000	3,246,930
City of Chicago
Refunding Unlimited General Obligation Bonds
Series 2005D
01/01/2033	5.500%	1,000,000	1,134,880
Unlimited General Obligation Bonds
Series 2015A
01/01/2039	5.500%	500,000	561,880
Series 2017A
01/01/2038	6.000%	5,235,000	6,287,183
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2033	5.250%	1,000,000	1,095,320
Series 2007F
01/01/2042	5.500%	1,000,000	1,118,920
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,117,820
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	678,000	679,722
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority
Prerefunded 04/01/21 Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/2043	7.000%	3,450,000	3,710,820
Illinois Finance Authority(e)
Refunding Revenue Bonds
Lutheran Life Communities Obligated Group
Series 2019
11/01/2049	5.000%	1,325,000	1,392,456
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,052,150
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,750,000	4,146,450
Metropolitan Water Reclamation District of Greater Chicago
Green Unlimited General Obligation Bond
Series 2016E
12/01/2036	5.000%	2,225,000	2,602,672
Unlimited General Obligation Bonds
Green Bond
Series 2016E
12/01/2035	5.000%	1,620,000	1,898,996
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	2,000,000	2,142,080
State of Illinois
General Obligation
Series 2018A
05/01/2042	5.000%	4,800,000	5,366,208
Unlimited General Obligation Bonds
Series 2016
01/01/2041	5.000%	3,830,000	4,188,794
Series 2017A
12/01/2035	5.000%	1,345,000	1,520,805
12/01/2038	5.000%	3,000,000	3,364,890
Series 2018A
05/01/2032	5.000%	2,500,000	2,856,200
05/01/2040	5.000%	4,000,000	4,491,120
05/01/2041	5.000%	3,910,000	4,380,138
05/01/2043	5.000%	3,000,000	3,348,120
Unlimited General Obligation Refunding Bonds
Series 2018B
10/01/2033	5.000%	1,000,000	1,144,590

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	584,000	584,999
Total			92,087,139
Indiana 0.4%
Indiana Finance Authority(d),(f)
Revenue Bonds
RES Polyflow Indiana Project Green Bonds
Series 2019
03/01/2039	7.000%	3,000,000	3,025,920
Iowa 1.3%
Iowa Finance Authority(i)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	2,042,967	2,184,402
Iowa Finance Authority(g)
Refunding Revenue Bonds
Deerfield Retirement Community
Series 2014
05/15/2056	0.000%	401,062	5,013
Iowa Finance Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2048	5.000%	2,475,000	2,766,976
Series 2018-A
05/15/2043	5.000%	1,740,000	1,951,914
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	3,381,152
Iowa Student Loan Liquidity Corp.(d)
Revenue Bonds
Senior Series 2011A-2
12/01/2030	5.850%	175,000	175,000
Total			10,464,457
Kansas 0.8%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	2,880,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	4,070,000	4,070,326
Total			6,950,326
Kentucky 0.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,125,240
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2037	5.000%	1,500,000	1,780,845
Total			2,906,085
Louisiana 1.4%
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	5,000,000	5,214,800
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	30,343
Refunding Revenue Bonds
Nineteenth Judicial District
Series 2015C (AGM)
06/01/2042	5.000%	1,000,000	1,144,230
Louisiana Public Facilities Authority(d)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	4,420,000	4,866,818
Total			11,256,191
Maryland 0.6%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	4,000,000	4,702,480

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 1.8%
Massachusetts Development Finance Agency(f)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	2,192,540
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,259,060
Massachusetts Development Finance Agency(h)
Revenue Bonds
Linden Ponds, Inc. Facility
Subordinated Series 2011B
11/15/2056	0.000%	1,391,019	393,199
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,595,835
Series 2016J
07/01/2033	3.500%	2,035,000	2,111,170
Series 2018B
07/01/2034	3.625%	3,135,000	3,368,871
Revenue Bonds
Series 2012J
07/01/2021	5.000%	3,000,000	3,166,230
Total			15,086,905
Michigan 3.3%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,375,000	1,488,217
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,445,000	1,522,582
Series 2011C
07/01/2041	5.000%	1,025,000	1,071,156
Michigan Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2016
11/15/2046	4.000%	3,580,000	3,857,951
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	600,000	655,476
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Housing Development Authority
Revenue Bonds
Series 2019A-1
10/01/2049	3.350%	2,500,000	2,550,375
Series 2019B
12/01/2044	3.100%	3,000,000	3,039,150
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	5,000,000	5,943,300
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/2034	6.000%	1,000,000	1,005,440
06/01/2048	6.000%	6,000,000	6,032,640
Total			27,166,287
Minnesota 1.8%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	3,558,345
07/01/2050	6.125%	1,500,000	1,521,435
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	2,000,000	2,056,720
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	542,400
05/01/2051	5.000%	1,500,000	1,623,525
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,100,000	3,105,456
Minneapolis/St. Paul Housing Finance Board(d)
Revenue Bonds
Mortgage-Backed Securities Program-Cityliving
Series 2006A-2 (GNMA / FNMA)
12/01/2038	5.000%	953	954
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,250,000	2,066,917
Total			14,475,752

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.3%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/2022	6.800%	1,995,000	2,192,824
Series 1992B
04/01/2022	6.700%	230,000	252,290
Total			2,445,114
Missouri 2.1%
Grundy County Industrial Development Authority
Revenue Bonds
Wright Memorial Hospital
Series 2009
09/01/2034	6.750%	2,250,000	2,253,128
Kansas City Industrial Development Authority(f)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	2,000,000	2,029,340
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights
Series 2010A
05/15/2045	8.250%	4,500,000	4,641,075
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	5,003,055
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	3,266,640
Total			17,193,238
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	2,367,750
Nebraska 1.3%
Central Plains Energy Project
Revenue Bonds
Project #3
Series 2012
09/01/2042	5.000%	5,000,000	5,418,050
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2044	4.000%	5,000,000	5,429,900
Total			10,847,950
Nevada 1.6%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	525,311
City of Reno(f),(h)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	19,500,000	2,810,535
City of Sparks(f)
Tax Anticipation Revenue Bonds
Sales
Series 2008A
06/15/2028	6.750%	5,000,000	5,100,950
State of Nevada Department of Business & Industry(f)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,725,556
Series 2018A
12/15/2048	5.000%	1,500,000	1,612,950
Total			12,775,302
New Hampshire 0.6%
New Hampshire Business Finance Authority(f)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	1,750,000	1,925,210
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	6.125%	2,500,000	2,697,100
Total			4,622,310

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	13

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 4.4%
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Tax Appeal
Series 2013
12/01/2021	5.000%	2,500,000	2,579,600
12/01/2024	5.000%	2,095,000	2,222,816
12/01/2025	5.000%	450,000	477,157
12/01/2028	5.000%	270,000	284,591
Middlesex County Improvement Authority(g)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
New Jersey Economic Development Authority
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	549,675
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	960,000	1,029,149
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,500,000	1,647,015
Series 2019
06/15/2044	5.000%	1,200,000	1,374,588
Series 2015WW
06/15/2040	5.250%	375,000	424,069
New Jersey Economic Development Authority(d)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	2,126,320
New Jersey Higher Education Student Assistance Authority(d)
Subordinated Revenue Bonds
Series 2013-1B
12/01/2043	4.750%	5,000,000	5,320,150
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2029	5.000%	3,000,000	3,509,220
Transportation System
Series 2018A
12/15/2036	5.000%	2,500,000	2,900,350
Revenue Bonds
Series 2019BB
06/15/2044	5.000%	1,000,000	1,137,210
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,927,747
Series 2019
06/15/2046	5.000%	5,000,000	5,669,650
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	686,832
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	947,341
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,131,682
Total			35,945,175
New Mexico 0.3%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2049	5.000%	2,025,000	2,275,877
New York 3.1%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,352,559
Build NYC Resource Corp.(f)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	776,880
Taxable International Leadership
Series 2016
07/01/2021	5.000%	115,000	114,983
City of New York
Unlimited General Obligation Bonds
Subordinated Series 2019A-1
08/01/2045	5.000%	8,040,000	9,889,843
Glen Cove Local Economic Assistance Corp.(i)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,398,450

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County Industrial Development Agency(d),(f)
Revenue Bonds
Green Bonds
Series 2014
01/01/2024	5.250%	1,620,000	1,616,987
Nassau County Tobacco Settlement Corp.(h)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	845,750
New York Transportation Development Corp.(d)
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018
01/01/2036	4.000%	1,000,000	1,087,600
LaGuardia Airport Terminal B Redevelopment Project
Series 2016
07/01/2046	4.000%	3,000,000	3,139,680
Port Authority of New York & New Jersey(d),(e)
Revenue Bonds
Consolidated Bonds - 218th Series
Series 2019
11/01/2047	4.000%	1,000,000	1,106,000
Total			25,328,732
North Carolina 1.4%
Durham Housing Authority(d)
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,945,190	3,327,152
North Carolina Medical Care Commission(e)
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	1,500,000	1,687,725
North Carolina Medical Care Commission
Refunding Revenue Bonds
United Methodist Retirement Community
Series 2017
10/01/2047	5.000%	2,250,000	2,481,345
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,154,490
North Carolina Turnpike Authority(e),(h)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	992,450
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Turnpike Authority(e)
Revenue Bonds
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,516,746
Total			11,159,908
North Dakota 0.3%
City of Fargo
Revenue Bonds
Sanford Obligation Group
Series 2011
11/01/2031	6.250%	2,500,000	2,735,925
Ohio 3.0%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	13,795,000	13,865,906
Hickory Chase Community Authority(f)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,500,000	1,584,570
Lake County Port & Economic Development Authority(f)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	3,600,000	3,633,120
Ohio Air Quality Development Authority(d)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	501,115
Ohio Air Quality Development Authority(d),(f)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	539,815
State of Ohio(d)
Revenue Bonds
Portsmouth Bypass Project
Series 2015
12/31/2039	5.000%	4,100,000	4,599,831
Total			24,724,357
Oklahoma 0.5%
Norman Regional Hospital Authority(e)
Revenue Bonds
Norman Regional Hospital Authority Obligated Group
Series 2019
09/01/2045	5.000%	3,500,000	4,168,255

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	15

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon 0.7%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	1,096,660
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,395,132
State of Oregon Housing & Community Services Department
Revenue Bonds
Single-Family Mortgage Program
Series 2018C
07/01/2043	3.950%	1,485,000	1,581,421
Total			6,073,213
Pennsylvania 5.0%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,508,120
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,746,850
Dauphin County Industrial Development Authority(d)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,842,048
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	2,060,246
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	1,116,610
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,763,024
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Economic Development Financing Authority(f)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	3,000,000	3,036,210
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,650,000	1,886,594
06/30/2042	5.000%	3,700,000	4,194,949
Pennsylvania Economic Development Financing Authority
Revenue Bonds
Philadelphia Biosolids Facility
Series 2009
01/01/2032	6.250%	3,200,000	3,256,384
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2043	6.250%	2,000,000	2,184,300
Pennsylvania Housing Finance Agency
Revenue Bonds
Series 2018-127B
04/01/2042	3.950%	1,485,000	1,563,660
Pennsylvania Turnpike Commission
Revenue Bonds
Subordinated Series 2019A
12/01/2049	4.000%	4,300,000	4,688,591
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Wesley Enhanced Living
Series 2017
07/01/2049	5.000%	2,250,000	2,472,907
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,164,207
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,916,618
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,113,680
Total			41,514,998
Rhode Island 0.6%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A
12/01/2034	3.500%	1,985,000	2,080,141

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2016A
12/01/2027	3.125%	2,675,000	2,772,129
Total			4,852,270
South Carolina 0.8%
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	777,300
05/01/2048	5.125%	1,500,000	1,558,110
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,425,880
Total			6,761,290
Tennessee 1.5%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2019
10/01/2058	5.250%	835,000	1,001,107
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	5,000,000	4,847,950
Tennessee Housing Development Agency
Revenue Bonds
Issue 3
Series 2018
07/01/2043	3.850%	5,965,000	6,332,921
Total			12,181,978
Texas 7.7%
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	5,000,000	5,069,300
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Subordinated Revenue Bonds
Lien
Series 2011
01/01/2041	6.750%	5,000,000	5,293,400
City of Houston Airport System(d)
Refunding Revenue Bonds
Special Facilities - United Airlines
Series 2011A
07/15/2038	6.625%	4,000,000	4,264,480
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,833,480
New Hope Cultural Education Facilities Finance Corp.(e)
Refunding Revenue Bonds
Wesleyan Homes, Inc. Project
Series 2019
01/01/2055	5.000%	1,500,000	1,570,125
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Bridgemoor Plano Project
12/01/2053	7.250%	4,000,000	4,229,760
Cardinal Bay Senior Living/Village on the Park
Series 2016A-1
07/01/2046	5.000%	950,000	1,052,467
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2046	5.000%	4,930,000	5,163,140
Legacy Midtown Park Project
Series 2018A
07/01/2054	5.500%	2,500,000	2,627,800
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	942,200
Series 2015A
07/01/2047	5.000%	1,000,000	943,470
New Hope Cultural Education Facilities Finance Corp.(f)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2047	5.125%	3,585,000	3,663,440
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,059,410
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,380,700
Sanger Industrial Development Corp.(d),(f),(g)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,237,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	17

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp.
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2052	6.750%	3,500,000	4,041,590
CC Young Memorial Home
Series 2009A
02/15/2038	8.000%	4,000,000	4,032,200
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	6,300,000	7,314,426
Senior Lien - Blueridge Transportation
Series 2016
12/31/2055	5.000%	3,515,000	3,908,996
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	582,785
Total			63,210,669
Utah 0.3%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A
07/01/2037	5.000%	2,000,000	2,371,240
Virginia 3.0%
Alexandria Industrial Development Authority
Refunding Revenue Bonds
Goodwin House, Inc.
Series 2015
10/01/2050	5.000%	2,275,000	2,514,262
City of Chesapeake Expressway Toll Road(h)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	7,463,660
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,297,140
Mosaic District Community Development Authority
Special Assessment Bonds
Series 2011A
03/01/2036	6.875%	2,500,000	2,620,775
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007-B1
06/01/2047	5.000%	5,000,000	5,013,550
Virginia Small Business Financing Authority(d)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	5,000,000	5,705,700
Total			24,615,087
Washington 5.9%
Greater Wenatchee Regional Events Center Public Facilities District
Revenue Bonds
Series 2012A
09/01/2042	5.500%	2,150,000	2,209,233
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,517,742
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,326,763
12/01/2045	6.250%	2,500,000	2,643,825
Port of Seattle(d)
Revenue Bonds
Intermediate Lien
Series 2019
04/01/2044	5.000%	5,000,000	5,987,050
Port of Seattle Industrial Development Corp.(d)
Refunding Revenue Bonds
Special Facilities Delta Air Lines, Inc.
Series 2012
04/01/2030	5.000%	2,500,000	2,725,675
State of Washington
Unlimited General Obligation Bonds
Series 2019-2020A
08/01/2038	5.000%	8,000,000	10,043,840
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,385,000	1,389,113
Washington State Housing Finance Commission(f)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2051	5.000%	2,150,000	2,306,778
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,356,900

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	5,000,000	5,415,150
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	4,850,000	5,289,749
Total			48,211,818
Wisconsin 2.2%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,908,847
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	4,652,042
Unrefunded Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015
12/01/2050	5.150%	2,370,000	2,402,896
Public Finance Authority(f)
Refunding Revenue Bonds
Mary’s Woods At Marylhurst
Series 2017
05/15/2052	5.250%	2,300,000	2,556,818
Public Finance Authority(d)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2016
05/01/2027	2.875%	630,000	658,999
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	3,210,420
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	900,000	960,471
St. John’s Communities, Inc. Project
Series 2018A
09/15/2050	5.000%	750,000	784,627
Total			18,135,120
Total Municipal Bonds (Cost $755,219,474)			798,302,431

Municipal Bonds Held in Trust 1.1%

North Carolina 1.1%
North Carolina Medical Care Commission(j)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	8,320,000	9,225,653
Total Municipal Bonds Held in Trust (Cost $9,238,488)			9,225,653

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.013%(k)	603,141	603,201
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.962%(k)	2,127,251	2,127,251
Total Money Market Funds (Cost $2,730,392)		2,730,452
Total Investments in Securities (Cost $785,026,229)		828,125,849
Other Assets & Liabilities, Net		(5,911,675)
Net Assets		$822,214,174

Notes to Portfolio of Investments
(a)	Valuation based on significant unobservable inputs.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of November 30, 2019.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $92,075,890, which represents 11.20% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	19

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments  (continued)
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2019, the total value of these securities amounted to $4,396,455, which represents 0.53% of total net assets.
(h)	Zero coupon bond.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2019.
(j)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Department of Housing and Urban Development
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	—	184,263	184,263
Exchange-Traded Fixed Income Funds	16,108,050	—	—	16,108,050
Floating Rate Notes	—	1,575,000	—	1,575,000
Municipal Bonds	—	798,302,431	—	798,302,431
Municipal Bonds Held in Trust	—	9,225,653	—	9,225,653
Money Market Funds	2,730,452	—	—	2,730,452
Total Investments in Securities	18,838,502	809,103,084	184,263	828,125,849
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	21

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $785,026,229)	$828,125,849
Cash	921
Receivable for:
Investments sold	5,245,496
Capital shares sold	2,654,734
Interest	11,863,680
Expense reimbursement due from Investment Manager	483
Prepaid expenses	3,600
Trustees’ deferred compensation plan	138,065
Other assets	1,420
Total assets	848,034,248
Liabilities
Short-term floating rate notes outstanding	6,240,000
Payable for:
Investments purchased on a delayed delivery basis	15,670,694
Capital shares purchased	857,550
Distributions to shareholders	2,774,409
Management services fees	24,191
Distribution and/or service fees	4,443
Transfer agent fees	66,898
Compensation of board members	1,148
Compensation of chief compliance officer	52
Other expenses	42,624
Trustees’ deferred compensation plan	138,065
Total liabilities	25,820,074
Net assets applicable to outstanding capital stock	$822,214,174
Represented by
Paid in capital	791,648,794
Total distributable earnings (loss)	30,565,380
Total - representing net assets applicable to outstanding capital stock	$822,214,174
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$189,288,516
Shares outstanding	17,513,271
Net asset value per share	$10.81
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.14
Advisor Class
Net assets	$5,377,535
Shares outstanding	496,982
Net asset value per share	$10.82
Class C
Net assets	$51,202,104
Shares outstanding	4,737,448
Net asset value per share	$10.81
Institutional Class
Net assets	$554,639,013
Shares outstanding	51,308,478
Net asset value per share	$10.81
Institutional 2 Class
Net assets	$19,619,109
Shares outstanding	1,816,054
Net asset value per share	$10.80
Institutional 3 Class
Net assets	$2,087,897
Shares outstanding	192,704
Net asset value per share	$10.83
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	23

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$86,281
Interest	20,605,810
Total income	20,692,091
Expenses:
Management services fees	2,177,682
Distribution and/or service fees
Class A	183,351
Class C	244,868
Transfer agent fees
Class A	91,023
Advisor Class	2,539
Class C	25,601
Institutional Class	275,232
Institutional 2 Class	3,859
Institutional 3 Class	114
Compensation of board members	13,036
Custodian fees	3,733
Printing and postage fees	14,958
Registration fees	53,351
Audit fees	16,424
Legal fees	9,200
Interest on inverse floater program	20,999
Compensation of chief compliance officer	154
Other	13,539
Total expenses	3,149,663
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(68,945)
Fees waived by distributor
Class C	(25,713)
Expense reduction	(400)
Total net expenses	3,054,605
Net investment income	17,637,486
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,378,292)
Futures contracts	(54,061)
Net realized loss	(2,432,353)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,094,554
Net change in unrealized appreciation (depreciation)	6,094,554
Net realized and unrealized gain	3,662,201
Net increase in net assets resulting from operations	$21,299,687
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$17,637,486	$32,343,985
Net realized loss	(2,432,353)	(1,898,043)
Net change in unrealized appreciation (depreciation)	6,094,554	18,304,119
Net increase in net assets resulting from operations	21,299,687	48,750,061
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,658,234)	(6,843,361)
Advisor Class	(107,036)	(205,699)
Class C	(859,546)	(1,845,717)
Institutional Class	(11,614,677)	(25,914,897)
Institutional 2 Class	(279,878)	(439,319)
Institutional 3 Class	(43,236)	(76,896)
Total distributions to shareholders	(16,562,607)	(35,325,889)
Increase in net assets from capital stock activity	26,637,962	18,064,373
Total increase in net assets	31,375,042	31,488,545
Net assets at beginning of period	790,839,132	759,350,587
Net assets at end of period	$822,214,174	$790,839,132
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	25

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,777,229	29,978,227	7,249,670	75,986,450
Distributions reinvested	301,967	3,266,601	593,520	6,218,270
Redemptions	(1,634,465)	(17,684,344)	(4,354,244)	(45,497,374)
Net increase	1,444,731	15,560,484	3,488,946	36,707,346
Advisor Class
Subscriptions	144,416	1,565,530	247,707	2,602,285
Distributions reinvested	9,864	106,807	19,485	204,463
Redemptions	(151,671)	(1,644,783)	(222,415)	(2,323,405)
Net increase	2,609	27,554	44,777	483,343
Class C
Subscriptions	649,157	7,007,372	1,227,929	12,842,907
Distributions reinvested	73,279	792,685	162,803	1,705,538
Redemptions	(751,600)	(8,121,460)	(1,314,980)	(13,749,183)
Net increase (decrease)	(29,164)	(321,403)	75,752	799,262
Institutional Class
Subscriptions	4,321,162	46,660,973	12,103,114	126,466,716
Distributions reinvested	514,851	5,570,345	1,057,898	11,086,422
Redemptions	(4,599,663)	(49,699,294)	(15,406,410)	(160,734,738)
Net increase (decrease)	236,350	2,532,024	(2,245,398)	(23,181,600)
Institutional 2 Class
Subscriptions	927,852	10,037,080	569,528	5,946,759
Distributions reinvested	25,871	279,654	41,840	438,556
Redemptions	(149,637)	(1,620,418)	(335,438)	(3,499,108)
Net increase	804,086	8,696,316	275,930	2,886,207
Institutional 3 Class
Subscriptions	21,308	230,748	109,467	1,150,525
Distributions reinvested	3,929	42,602	7,272	76,387
Redemptions	(12,035)	(130,363)	(82,100)	(857,097)
Net increase	13,202	142,987	34,639	369,815
Total net increase	2,471,814	26,637,962	1,674,646	18,064,373
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Semiannual Report 2019

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Columbia High Yield Municipal Fund | Semiannual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$10.74	0.23	0.06	0.29	(0.22)	(0.22)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Year Ended 5/31/2017	$10.90	0.45	(0.26)	0.19	(0.45)	(0.45)
Year Ended 5/31/2016	$10.71	0.47	0.19	0.66	(0.47)	(0.47)
Year Ended 5/31/2015	$10.56	0.47	0.15	0.62	(0.47)	(0.47)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$10.76	0.24	0.05	0.29	(0.23)	(0.23)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.92	0.47	(0.27)	0.20	(0.47)	(0.47)
Year Ended 5/31/2016	$10.72	0.49	0.20	0.69	(0.49)	(0.49)
Year Ended 5/31/2015	$10.57	0.49	0.15	0.64	(0.49)	(0.49)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.74	0.19	0.06	0.25	(0.18)	(0.18)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Year Ended 5/31/2017	$10.90	0.38	(0.26)	0.12	(0.38)	(0.38)
Year Ended 5/31/2016	$10.71	0.40	0.19	0.59	(0.40)	(0.40)
Year Ended 5/31/2015	$10.56	0.40	0.15	0.55	(0.40)	(0.40)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$10.75	0.24	0.05	0.29	(0.23)	(0.23)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Year Ended 5/31/2017	$10.90	0.47	(0.26)	0.21	(0.47)	(0.47)
Year Ended 5/31/2016	$10.71	0.49	0.19	0.68	(0.49)	(0.49)
Year Ended 5/31/2015	$10.56	0.49	0.15	0.64	(0.49)	(0.49)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.74	0.24	0.05	0.29	(0.23)	(0.23)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
Year Ended 5/31/2017	$10.90	0.48	(0.27)	0.21	(0.48)	(0.48)
Year Ended 5/31/2016	$10.70	0.50	0.20	0.70	(0.50)	(0.50)
Year Ended 5/31/2015	$10.55	0.50	0.15	0.65	(0.50)	(0.50)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$10.81	2.67%	0.88%(c),(d)	0.86%(c),(d),(e)	4.27%(c)	23%	$189,289
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85%(e)	4.16%	35%	$172,655
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85%(e)	4.04%	16%	$132,807
Year Ended 5/31/2017	$10.64	1.81%	0.90%(f)	0.84%(e),(f)	4.21%	21%	$130,917
Year Ended 5/31/2016	$10.90	6.27%	0.95%	0.86%(e)	4.33%	10%	$190,262
Year Ended 5/31/2015	$10.71	5.97%	0.95%	0.86%(e)	4.44%	7%	$150,483
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$10.82	2.67%	0.68%(c),(d)	0.66%(c),(d),(e)	4.45%(c)	23%	$5,378
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65%(e)	4.35%	35%	$5,318
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65%(e)	4.24%	16%	$4,752
Year Ended 5/31/2017	$10.65	1.92%	0.71%(f)	0.64%(e),(f)	4.41%	21%	$3,753
Year Ended 5/31/2016	$10.92	6.58%	0.75%	0.66%(e)	4.52%	10%	$4,607
Year Ended 5/31/2015	$10.72	6.18%	0.76%	0.66%(e)	4.65%	7%	$4,218
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.81	2.34%	1.63%(c),(d)	1.51%(c),(d),(e)	3.62%(c)	23%	$51,202
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50%(e)	3.50%	35%	$51,214
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50%(e)	3.39%	16%	$49,519
Year Ended 5/31/2017	$10.64	1.15%	1.65%(f)	1.48%(e),(f)	3.58%	21%	$51,775
Year Ended 5/31/2016	$10.90	5.58%	1.70%	1.51%(e)	3.67%	10%	$60,144
Year Ended 5/31/2015	$10.71	5.31%	1.70%	1.49%(e)	3.79%	7%	$32,575
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$10.81	2.68%	0.68%(c),(d)	0.66%(c),(d),(e)	4.47%(c)	23%	$554,639
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65%(e)	4.35%	35%	$548,850
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65%(e)	4.24%	16%	$562,972
Year Ended 5/31/2017	$10.64	2.01%	0.70%(f)	0.64%(e),(f)	4.43%	21%	$604,031
Year Ended 5/31/2016	$10.90	6.48%	0.75%	0.66%(e)	4.55%	10%	$672,655
Year Ended 5/31/2015	$10.71	6.19%	0.75%	0.66%(e)	4.64%	7%	$665,442
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.80	2.70%	0.64%(c),(d)	0.62%(c),(d)	4.45%(c)	23%	$19,619
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
Year Ended 5/31/2017	$10.63	2.00%	0.61%(f)	0.56%(f)	4.48%	21%	$5,469
Year Ended 5/31/2016	$10.90	6.67%	0.62%	0.57%	4.62%	10%	$7,922
Year Ended 5/31/2015	$10.70	6.27%	0.61%	0.58%	4.67%	7%	$3,893
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.77	0.25	0.04	0.29	(0.23)	(0.23)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)
Year Ended 5/31/2017(g)	$10.48	0.12	0.18(h)	0.30	(0.12)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
05/31/2017	0.02%	0.02%	0.03%	0.02%	0.02%

(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.83	2.72%	0.59%(c),(d)	0.57%(c),(d)	4.56%(c)	23%	$2,088
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
Year Ended 5/31/2017(g)	$10.66	2.86%	0.61%(c)	0.53%(c)	4.62%(c)	21%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	31

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Columbia High Yield Municipal Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
Columbia High Yield Municipal Fund | Semiannual Report 2019	33

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(54,061)
34	Columbia High Yield Municipal Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	135,445

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at November 30, 2019 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the six months ended November 30, 2019, the average value of short-term floating rate notes outstanding was $6,240,000 and the annualized average interest rate and fees related to these short-term floating rate notes were 1.28% and 0.49%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia High Yield Municipal Fund | Semiannual Report 2019	35

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
36	Columbia High Yield Municipal Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia High Yield Municipal Fund | Semiannual Report 2019	37

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	110,547
Class C	—	1.00(b)	4,364

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	0.86%	0.86%
Advisor Class	0.66	0.66
Class C	1.61	1.61
Institutional Class	0.66	0.66
Institutional 2 Class	0.62	0.61
Institutional 3 Class	0.57	0.56
38	Columbia High Yield Municipal Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
785,026,000	55,205,000	(12,105,000)	43,100,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
1,541,997	12,269,383	13,811,380
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $223,128,559 and $186,193,645, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia High Yield Municipal Fund | Semiannual Report 2019	39

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
40	Columbia High Yield Municipal Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At November 30, 2019, two unaffiliated shareholders of record owned 45.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia High Yield Municipal Fund | Semiannual Report 2019	41

 Board Consideration and Approval of ManagementAgreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia High Yield Municipal Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
42	Columbia High Yield Municipal Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the twenty-fourth, sixtieth and sixty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
Columbia High Yield Municipal Fund | Semiannual Report 2019	43

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
44	Columbia High Yield Municipal Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia High Yield Municipal Fund | Semiannual Report 2019	45

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Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR161_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Dividend Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Dividend Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis
Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Portfolio Manager
Managed Fund since 2011
Peter Santoro, CFA
Portfolio Manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	13.22	13.74	10.07	12.22
	Including sales charges		6.70	7.21	8.77	11.56
Advisor Class*		11/08/12	13.39	14.05	10.35	12.51
Class C	Excluding sales charges	11/25/02	12.81	12.90	9.24	11.39
	Including sales charges		11.81	11.90	9.24	11.39
Institutional Class		03/04/98	13.39	14.05	10.35	12.51
Institutional 2 Class*		11/08/12	13.40	14.10	10.46	12.60
Institutional 3 Class*		11/08/12	13.45	14.18	10.52	12.64
Class R		03/28/08	13.07	13.45	9.80	11.95
Class V	Excluding sales charges	03/04/98	13.26	13.78	10.08	12.20
	Including sales charges		6.74	7.25	8.78	11.53
Russell 1000 Index			15.03	16.10	10.80	13.49
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Income Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2019)
JPMorgan Chase & Co.	3.5
Microsoft Corp.	3.2
Johnson & Johnson	2.9
Merck & Co., Inc.	2.8
Cisco Systems, Inc.	2.6
Apple, Inc.	2.5
Lockheed Martin Corp.	2.4
Union Pacific Corp.	2.4
Bank of America Corp.	2.4
Chevron Corp.	2.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2019)
Common Stocks	95.9
Convertible Preferred Stocks	0.3
Exchange-Traded Equity Funds	0.9
Money Market Funds	2.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2019)
Communication Services	5.2
Consumer Discretionary	4.7
Consumer Staples	8.0
Energy	6.1
Financials	20.0
Health Care	13.0
Industrials	13.7
Information Technology	20.5
Materials	1.5
Real Estate	1.5
Utilities	5.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,132.20	1,020.14	5.04	4.77	0.95
Advisor Class	1,000.00	1,000.00	1,133.90	1,021.38	3.71	3.52	0.70
Class C	1,000.00	1,000.00	1,128.10	1,016.41	9.00	8.52	1.70
Institutional Class	1,000.00	1,000.00	1,133.90	1,021.38	3.71	3.52	0.70
Institutional 2 Class	1,000.00	1,000.00	1,134.00	1,021.78	3.29	3.12	0.62
Institutional 3 Class	1,000.00	1,000.00	1,134.50	1,022.03	3.03	2.87	0.57
Class R	1,000.00	1,000.00	1,130.70	1,018.90	6.36	6.02	1.20
Class V	1,000.00	1,000.00	1,132.60	1,020.14	5.04	4.77	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.7%
Issuer	Shares	Value ($)
Communication Services 5.0%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	3,889,100	145,374,558
Verizon Communications, Inc.	2,839,700	171,063,528
Total		316,438,086
Entertainment 1.2%
Walt Disney Co. (The)	1,407,200	213,303,376
Media 2.1%
Comcast Corp., Class A	8,775,000	387,416,250
Total Communication Services		917,157,712
Consumer Discretionary 4.5%
Automobiles 0.3%
General Motors Co.	1,800,000	64,800,000
Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	747,100	145,296,008
Multiline Retail 0.9%
Target Corp.	1,299,600	162,462,996
Specialty Retail 2.5%
Home Depot, Inc. (The)	1,620,000	357,226,200
TJX Companies, Inc. (The)	1,772,400	108,346,812
Total		465,573,012
Total Consumer Discretionary		838,132,016
Consumer Staples 7.7%
Beverages 1.5%
PepsiCo, Inc.	2,020,000	274,376,600
Food & Staples Retailing 1.1%
Walmart, Inc.	1,680,000	200,071,200
Food Products 1.2%
Hershey Co. (The)	670,200	99,296,832
Mondelez International, Inc., Class A	2,200,000	115,588,000
Total		214,884,832
Household Products 2.8%
Kimberly-Clark Corp.	1,385,000	188,830,900
Procter & Gamble Co. (The)	2,763,000	337,251,780
Total		526,082,680
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.1%
Philip Morris International, Inc.	2,505,000	207,739,650
Total Consumer Staples		1,423,154,962
Energy 5.8%
Oil, Gas & Consumable Fuels 5.8%
Chevron Corp.	3,433,200	402,130,716
ConocoPhillips Co.	3,556,100	213,152,634
Exxon Mobil Corp.	3,218,895	219,303,316
Suncor Energy, Inc.	3,340,000	104,876,000
Valero Energy Corp.	1,417,300	135,337,977
Total		1,074,800,643
Total Energy		1,074,800,643
Financials 19.3%
Banks 11.0%
Bank of America Corp.	12,690,000	422,830,800
BB&T Corp.	3,433,200	187,864,704
JPMorgan Chase & Co.	4,732,800	623,593,728
M&T Bank Corp.	455,000	74,956,700
PNC Financial Services Group, Inc. (The)	1,381,400	211,644,294
U.S. Bancorp	4,040,000	242,521,200
Wells Fargo & Co.	4,952,900	269,734,934
Total		2,033,146,360
Capital Markets 3.3%
BlackRock, Inc.	282,500	139,812,075
CME Group, Inc.	1,130,800	229,247,084
Northern Trust Corp.	880,000	94,371,200
T. Rowe Price Group, Inc.	1,145,000	141,476,200
Total		604,906,559
Insurance 5.0%
Allstate Corp. (The)	2,062,000	229,603,700
Chubb Ltd.	1,988,000	301,142,240
Marsh & McLennan Companies, Inc.	2,640,100	285,315,607
Principal Financial Group, Inc.	1,740,000	95,874,000
Total		911,935,547
Total Financials		3,549,988,466
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.5%
Biotechnology 0.5%
Gilead Sciences, Inc.	1,360,000	91,446,400
Health Care Equipment & Supplies 2.4%
Abbott Laboratories	1,181,800	100,984,810
Baxter International, Inc.	1,453,100	119,110,607
Medtronic PLC	2,010,000	223,893,900
Total		443,989,317
Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	510,000	142,733,700
Pharmaceuticals 8.8%
Bristol-Myers Squibb Co.	4,256,900	242,387,886
Eli Lilly & Co.	1,586,200	186,140,570
Johnson & Johnson	3,789,221	520,979,996
Merck & Co., Inc.	5,695,000	496,490,100
Pfizer, Inc.	4,466,758	172,059,518
Total		1,618,058,070
Total Health Care		2,296,227,487
Industrials 13.1%
Aerospace & Defense 3.2%
General Dynamics Corp.	577,636	104,979,567
Lockheed Martin Corp.	1,094,578	428,012,835
Northrop Grumman Corp.	186,478	65,597,366
Total		598,589,768
Air Freight & Logistics 0.8%
United Parcel Service, Inc., Class B	1,279,100	153,146,643
Commercial Services & Supplies 1.0%
Waste Management, Inc.	1,622,000	183,140,020
Industrial Conglomerates 2.8%
3M Co.	932,800	158,361,456
Honeywell International, Inc.	1,954,600	348,993,830
Total		507,355,286
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 3.0%
Cummins, Inc.	550,350	100,637,001
Deere & Co.	615,000	103,350,750
Ingersoll-Rand PLC	1,680,000	220,264,800
Parker-Hannifin Corp.	634,500	126,132,255
Total		550,384,806
Road & Rail 2.3%
Union Pacific Corp.	2,430,400	427,726,096
Total Industrials		2,420,342,619
Information Technology 19.3%
Communications Equipment 2.5%
Cisco Systems, Inc.	10,105,300	457,871,143
IT Services 3.7%
Accenture PLC, Class A	972,100	195,547,636
Automatic Data Processing, Inc.	1,030,000	175,903,400
International Business Machines Corp.	2,374,100	319,197,745
Total		690,648,781
Semiconductors & Semiconductor Equipment 7.5%
Broadcom, Inc.	845,000	267,197,450
Intel Corp.	5,960,900	346,030,245
KLA Corp.	1,335,300	218,802,258
Lam Research Corp.	955,000	254,822,650
Texas Instruments, Inc.	2,481,500	298,301,115
Total		1,385,153,718
Software 3.1%
Microsoft Corp.	3,806,700	576,258,246
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	1,703,800	455,340,550
Total Information Technology		3,565,272,438
Materials 1.4%
Chemicals 0.6%
Dow, Inc.	2,067,400	110,337,138
Containers & Packaging 0.8%
Packaging Corp. of America	495,000	55,390,500
Sonoco Products Co.	1,524,200	92,259,826
Total		147,650,326
Total Materials		257,987,464

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Crown Castle International Corp.	625,000	83,537,500
Digital Realty Trust, Inc.	1,565,000	189,286,750
Total		272,824,250
Total Real Estate		272,824,250
Utilities 5.6%
Electric Utilities 3.0%
American Electric Power Co., Inc.	1,586,200	144,899,370
Eversource Energy	1,605,000	132,637,200
NextEra Energy, Inc.	592,500	138,538,350
Xcel Energy, Inc.	2,120,000	130,358,800
Total		546,433,720
Multi-Utilities 2.6%
Ameren Corp.	1,700,000	126,361,000
CMS Energy Corp.	1,790,900	109,782,170
Dominion Energy, Inc.	1,120,000	93,083,200
WEC Energy Group, Inc.	1,685,000	149,375,250
Total		478,601,620
Total Utilities		1,025,035,340
Total Common Stocks (Cost $11,804,877,433)		17,640,923,397
Convertible Preferred Stocks 0.3%
Issuer		Shares	Value ($)
Information Technology 0.3%
Semiconductors & Semiconductor Equipment 0.3%
Broadcom, Inc.	8.000%	54,000	62,867,880
Total Information Technology			62,867,880
Total Convertible Preferred Stocks (Cost $54,318,614)			62,867,880

Exchange-Traded Equity Funds 1.0%
	Shares	Value ($)
U.S. Mid Large Cap 1.0%
iShares Russell 1000 Value ETF	1,295,000	173,633,600
Total Exchange-Traded Equity Funds (Cost $156,534,752)		173,633,600

Money Market Funds 2.8%

Columbia Short-Term Cash Fund, 1.745%(a),(b)	523,585,645	523,585,645
Total Money Market Funds (Cost $523,586,350)		523,585,645
Total Investments in Securities (Cost: $12,539,317,149)		18,401,010,522
Other Assets & Liabilities, Net		29,899,117
Net Assets		18,430,909,639

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	490,295,640	1,987,242,961	(1,953,952,956)	523,585,645	24,796	41,864	6,257,779	523,585,645
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	917,157,712	—	—	917,157,712
Consumer Discretionary	838,132,016	—	—	838,132,016
Consumer Staples	1,423,154,962	—	—	1,423,154,962
Energy	1,074,800,643	—	—	1,074,800,643
Financials	3,549,988,466	—	—	3,549,988,466
Health Care	2,296,227,487	—	—	2,296,227,487
Industrials	2,420,342,619	—	—	2,420,342,619
Information Technology	3,565,272,438	—	—	3,565,272,438
Materials	257,987,464	—	—	257,987,464
Real Estate	272,824,250	—	—	272,824,250
Utilities	1,025,035,340	—	—	1,025,035,340
Total Common Stocks	17,640,923,397	—	—	17,640,923,397
Convertible Preferred Stocks
Information Technology	—	62,867,880	—	62,867,880
Total Convertible Preferred Stocks	—	62,867,880	—	62,867,880
Exchange-Traded Equity Funds	173,633,600	—	—	173,633,600
Money Market Funds	523,585,645	—	—	523,585,645
Total Investments in Securities	18,338,142,642	62,867,880	—	18,401,010,522
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	9

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,015,730,799)	$17,877,424,877
Affiliated issuers (cost $523,586,350)	523,585,645
Receivable for:
Investments sold	80,516,334
Capital shares sold	20,104,277
Dividends	48,862,863
Prepaid expenses	65,479
Trustees’ deferred compensation plan	555,979
Other assets	329,991
Total assets	18,551,445,445
Liabilities
Payable for:
Investments purchased	111,136,237
Capital shares purchased	5,638,824
Management services fees	550,995
Distribution and/or service fees	98,356
Transfer agent fees	2,191,745
Compensation of chief compliance officer	934
Other expenses	362,736
Trustees’ deferred compensation plan	555,979
Total liabilities	120,535,806
Net assets applicable to outstanding capital stock	$18,430,909,639
Represented by
Paid in capital	12,279,555,989
Total distributable earnings (loss)	6,151,353,650
Total - representing net assets applicable to outstanding capital stock	$18,430,909,639
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$2,641,370,753
Shares outstanding	109,669,804
Net asset value per share	$24.08
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$25.55
Advisor Class
Net assets	$1,275,283,509
Shares outstanding	51,984,989
Net asset value per share	$24.53
Class C
Net assets	$1,041,206,745
Shares outstanding	44,741,728
Net asset value per share	$23.27
Institutional Class
Net assets	$8,360,736,650
Shares outstanding	346,657,705
Net asset value per share	$24.12
Institutional 2 Class
Net assets	$1,203,944,989
Shares outstanding	49,115,428
Net asset value per share	$24.51
Institutional 3 Class
Net assets	$3,688,389,346
Shares outstanding	150,240,456
Net asset value per share	$24.55
Class R
Net assets	$137,075,643
Shares outstanding	5,689,774
Net asset value per share	$24.09
Class V
Net assets	$82,902,004
Shares outstanding	3,440,441
Net asset value per share	$24.10
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$25.57
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	11

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$203,760,581
Dividends — affiliated issuers	6,257,779
Interfund lending	495
Foreign taxes withheld	(286,358)
Total income	209,732,497
Expenses:
Management services fees	43,327,801
Distribution and/or service fees
Class A	2,963,673
Class C	4,686,280
Class R	311,301
Class V	100,229
Transfer agent fees
Class A	1,570,215
Advisor Class	685,056
Class C	620,714
Institutional Class	4,613,977
Institutional 2 Class	276,249
Institutional 3 Class	132,099
Class R	82,443
Class V	53,102
Compensation of board members	110,067
Custodian fees	35,191
Printing and postage fees	214,653
Registration fees	337,579
Audit fees	12,610
Legal fees	171,900
Compensation of chief compliance officer	2,898
Other	159,449
Total expenses	60,467,486
Expense reduction	(2,566)
Total net expenses	60,464,920
Net investment income	149,267,577
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	62,744,586
Investments — affiliated issuers	24,796
Foreign currency translations	19,944
Net realized gain	62,789,326
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,726,226,262
Investments — affiliated issuers	41,864
Net change in unrealized appreciation (depreciation)	1,726,268,126
Net realized and unrealized gain	1,789,057,452
Net increase in net assets resulting from operations	$1,938,325,029
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$149,267,577	$240,148,160
Net realized gain	62,789,326	469,223,281
Net change in unrealized appreciation (depreciation)	1,726,268,126	23,078,734
Net increase in net assets resulting from operations	1,938,325,029	732,450,175
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,616,225)	(127,209,910)
Advisor Class	(9,200,136)	(41,941,833)
Class C	(4,564,856)	(48,616,175)
Institutional Class	(65,381,863)	(348,208,096)
Institutional 2 Class	(9,005,440)	(43,267,266)
Institutional 3 Class	(33,059,298)	(187,609,387)
Class R	(886,225)	(6,953,592)
Class T	—	(2,788)
Class V	(678,901)	(5,156,100)
Total distributions to shareholders	(142,392,944)	(808,965,147)
Increase in net assets from capital stock activity	2,985,086,621	2,357,868,370
Total increase in net assets	4,781,018,706	2,281,353,398
Net assets at beginning of period	13,649,890,933	11,368,537,535
Net assets at end of period	$18,430,909,639	$13,649,890,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	21,415,537	493,627,485	30,379,676	659,121,814
Distributions reinvested	768,554	17,533,840	5,480,478	114,905,861
Redemptions	(10,158,843)	(233,748,702)	(23,035,731)	(501,940,537)
Net increase	12,025,248	277,412,623	12,824,423	272,087,138
Advisor Class
Subscriptions	20,336,060	477,207,157	19,730,870	436,013,694
Distributions reinvested	391,412	9,101,683	1,929,343	41,213,868
Redemptions	(6,051,919)	(141,873,689)	(10,023,362)	(223,621,168)
Net increase	14,675,553	344,435,151	11,636,851	253,606,394
Class C
Subscriptions	8,462,129	188,676,657	11,296,928	235,381,433
Distributions reinvested	175,163	3,864,130	2,089,286	42,200,955
Redemptions	(5,218,296)	(115,233,145)	(10,697,816)	(224,760,673)
Net increase	3,418,996	77,307,642	2,688,398	52,821,715
Institutional Class
Subscriptions	93,151,170	2,163,441,881	100,598,322	2,171,802,007
Distributions reinvested	2,430,441	55,514,911	14,245,109	299,352,320
Redemptions	(26,674,824)	(614,704,464)	(57,834,951)	(1,255,707,523)
Net increase	68,906,787	1,604,252,328	57,008,480	1,215,446,804
Institutional 2 Class
Subscriptions	17,254,215	405,248,318	18,549,514	410,112,012
Distributions reinvested	379,194	8,808,172	1,981,510	42,350,694
Redemptions	(3,927,816)	(92,431,088)	(12,650,700)	(280,152,629)
Net increase	13,705,593	321,625,402	7,880,324	172,310,077
Institutional 3 Class
Subscriptions	24,431,835	573,702,397	36,133,309	800,213,386
Distributions reinvested	656,502	15,259,003	3,377,726	72,238,103
Redemptions	(10,038,571)	(236,246,923)	(21,840,168)	(485,376,733)
Net increase	15,049,766	352,714,477	17,670,867	387,074,756
Class R
Subscriptions	1,064,917	24,596,255	1,479,258	32,367,152
Distributions reinvested	37,461	855,515	308,022	6,453,857
Redemptions	(686,714)	(15,716,333)	(1,321,397)	(28,818,942)
Net increase	415,664	9,735,437	465,883	10,002,067
Class T
Distributions reinvested	—	—	124	2,603
Redemptions	—	—	(2,263)	(46,121)
Net decrease	—	—	(2,139)	(43,518)
Class V
Subscriptions	17,443	402,673	45,669	973,802
Distributions reinvested	24,086	549,409	199,104	4,176,948
Redemptions	(145,486)	(3,348,521)	(483,685)	(10,587,813)
Net decrease	(103,957)	(2,396,439)	(238,912)	(5,437,063)
Total net increase	128,093,650	2,985,086,621	109,934,175	2,357,868,370
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Semiannual Report 2019

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Columbia Dividend Income Fund | Semiannual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$21.45	0.20	2.62	2.82	(0.19)	—	(0.19)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.34	2.46	2.80	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.17	1.65	(0.40)	(1.20)	(1.60)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$21.84	0.23	2.68	2.91	(0.22)	—	(0.22)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.71	0.39	2.52	2.91	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.34	0.37	0.44	0.81	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.27	0.57	1.14	1.71	(0.44)	(1.20)	(1.64)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$20.73	0.11	2.54	2.65	(0.11)	—	(0.11)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Year Ended 5/31/2017	$17.88	0.18	2.41	2.59	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2016	$18.54	0.18	0.41	0.59	(0.31)	(0.94)	(1.25)
Year Ended 5/31/2015	$18.53	0.34	1.12	1.46	(0.25)	(1.20)	(1.45)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$21.48	0.23	2.63	2.86	(0.22)	—	(0.22)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Year Ended 5/31/2017	$18.45	0.38	2.47	2.85	(0.37)	(0.45)	(0.82)
Year Ended 5/31/2016	$19.09	0.36	0.44	0.80	(0.50)	(0.94)	(1.44)
Year Ended 5/31/2015	$19.03	0.53	1.18	1.71	(0.45)	(1.20)	(1.65)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$21.83	0.24	2.67	2.91	(0.23)	—	(0.23)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.71	0.41	2.50	2.91	(0.39)	(0.45)	(0.84)
Year Ended 5/31/2016	$19.33	0.39	0.45	0.84	(0.52)	(0.94)	(1.46)
Year Ended 5/31/2015	$19.26	0.62	1.12	1.74	(0.47)	(1.20)	(1.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$24.08	13.22%	0.95%(c)	0.95%(c),(d)	1.71%(c)	5%	$2,641,371
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96%(d)	1.77%	13%	$2,094,539
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97%(d)	1.66%	15%	$1,834,772
Year Ended 5/31/2017	$20.46	15.52%	1.00%	1.00%(d)	1.74%	16%	$1,750,090
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02%(d)	1.74%	25%	$2,380,538
Year Ended 5/31/2015	$19.07	9.08%	1.02%	1.02%(d)	2.52%	27%	$2,514,422
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$24.53	13.39%	0.70%(c)	0.70%(c),(d)	1.97%(c)	5%	$1,275,284
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71%(d)	2.04%	13%	$815,017
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72%(d)	1.93%	15%	$564,834
Year Ended 5/31/2017	$20.80	15.89%	0.75%	0.75%(d)	1.99%	16%	$390,004
Year Ended 5/31/2016	$18.71	4.67%	0.77%	0.77%(d)	2.01%	25%	$230,893
Year Ended 5/31/2015	$19.34	9.33%	0.77%	0.77%(d)	2.93%	27%	$179,306
Class C
Six Months Ended 11/30/2019 (Unaudited)	$23.27	12.81%	1.70%(c)	1.70%(c),(d)	0.96%(c)	5%	$1,041,207
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71%(d)	1.02%	13%	$856,621
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72%(d)	0.91%	15%	$809,269
Year Ended 5/31/2017	$19.84	14.73%	1.75%	1.75%(d)	0.99%	16%	$764,036
Year Ended 5/31/2016	$17.88	3.62%	1.78%	1.78%(d)	1.00%	25%	$692,229
Year Ended 5/31/2015	$18.54	8.26%	1.77%	1.77%(d)	1.83%	27%	$667,300
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$24.12	13.39%	0.70%(c)	0.70%(c),(d)	1.97%(c)	5%	$8,360,737
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71%(d)	2.02%	13%	$5,966,124
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72%(d)	1.89%	15%	$4,781,049
Year Ended 5/31/2017	$20.48	15.79%	0.75%	0.75%(d)	1.98%	16%	$6,140,961
Year Ended 5/31/2016	$18.45	4.69%	0.77%	0.77%(d)	2.00%	25%	$4,766,037
Year Ended 5/31/2015	$19.09	9.40%	0.77%	0.77%(d)	2.76%	27%	$4,800,733
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$24.51	13.40%	0.62%(c)	0.62%(c)	2.04%(c)	5%	$1,203,945
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
Year Ended 5/31/2017	$20.78	15.92%	0.63%	0.63%	2.10%	16%	$524,608
Year Ended 5/31/2016	$18.71	4.88%	0.64%	0.64%	2.14%	25%	$416,310
Year Ended 5/31/2015	$19.33	9.48%	0.63%	0.63%	3.19%	27%	$313,051
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$21.86	0.24	2.69	2.93	(0.24)	—	(0.24)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Year Ended 5/31/2017	$18.72	0.43	2.50	2.93	(0.40)	(0.45)	(0.85)
Year Ended 5/31/2016	$19.35	0.40	0.44	0.84	(0.53)	(0.94)	(1.47)
Year Ended 5/31/2015	$19.27	0.66	1.10	1.76	(0.48)	(1.20)	(1.68)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$21.46	0.17	2.63	2.80	(0.17)	—	(0.17)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Year Ended 5/31/2017	$18.43	0.29	2.47	2.76	(0.27)	(0.45)	(0.72)
Year Ended 5/31/2016	$19.07	0.27	0.43	0.70	(0.40)	(0.94)	(1.34)
Year Ended 5/31/2015	$19.02	0.44	1.16	1.60	(0.35)	(1.20)	(1.55)
Class V
Six Months Ended 11/30/2019 (Unaudited)	$21.46	0.20	2.63	2.83	(0.19)	—	(0.19)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Year Ended 5/31/2017	$18.43	0.33	2.48	2.81	(0.32)	(0.45)	(0.77)
Year Ended 5/31/2016	$19.07	0.32	0.43	0.75	(0.45)	(0.94)	(1.39)
Year Ended 5/31/2015	$19.02	0.48	1.16	1.64	(0.39)	(1.20)	(1.59)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$24.55	13.45%	0.57%(c)	0.57%(c)	2.09%(c)	5%	$3,688,389
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Year Ended 5/31/2017	$20.80	16.03%	0.59%	0.59%	2.17%	16%	$610,882
Year Ended 5/31/2016	$18.72	4.87%	0.59%	0.59%	2.19%	25%	$228,089
Year Ended 5/31/2015	$19.35	9.59%	0.59%	0.59%	3.41%	27%	$171,392
Class R
Six Months Ended 11/30/2019 (Unaudited)	$24.09	13.07%	1.20%(c)	1.20%(c),(d)	1.46%(c)	5%	$137,076
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21%(d)	1.52%	13%	$113,166
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22%(d)	1.41%	15%	$104,036
Year Ended 5/31/2017	$20.47	15.29%	1.25%	1.25%(d)	1.49%	16%	$99,305
Year Ended 5/31/2016	$18.43	4.15%	1.27%	1.27%(d)	1.49%	25%	$85,066
Year Ended 5/31/2015	$19.07	8.80%	1.27%	1.27%(d)	2.28%	27%	$87,646
Class V
Six Months Ended 11/30/2019 (Unaudited)	$24.10	13.26%	0.95%(c)	0.95%(c),(d)	1.71%(c)	5%	$82,902
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96%(d)	1.76%	13%	$76,067
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97%(d)	1.66%	15%	$81,875
Year Ended 5/31/2017	$20.47	15.58%	1.00%	1.00%(d)	1.74%	16%	$78,342
Year Ended 5/31/2016	$18.43	4.42%	1.02%	1.02%(d)	1.74%	25%	$75,218
Year Ended 5/31/2015	$19.07	9.03%	1.04%	1.04%(d)	2.49%	27%	$81,206
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Semiannual Report 2019	19

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Dividend Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Dividend Income Fund | Semiannual Report 2019	21

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
22	Columbia Dividend Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.55% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Dividend Income Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $2,566.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	3,463,289
Class C	—	1.00(b)	31,715
Class V	5.75	0.50 - 1.00(a)	746

24	Columbia Dividend Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.14%	1.16%
Advisor Class	0.89	0.91
Class C	1.89	1.91
Institutional Class	0.89	0.91
Institutional 2 Class	0.82	0.83
Institutional 3 Class	0.77	0.78
Class R	1.39	1.41
Class V	1.14	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
12,539,317,000	5,940,161,000	(78,467,000)	5,861,694,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Dividend Income Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,726,530,202 and $735,231,303, respectively, for the six months ended November 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,133,333	2.64	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
26	Columbia Dividend Income Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Shareholder concentration risk
At November 30, 2019, two unaffiliated shareholders of record owned 34.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Income Fund | Semiannual Report 2019	27

 Board Consideration and Approval of ManagementAgreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Dividend Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
28	Columbia Dividend Income Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the nineteenth, fifteenth and second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the second and first quintiles,
Columbia Dividend Income Fund | Semiannual Report 2019	29

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
30	Columbia Dividend Income Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Dividend Income Fund | Semiannual Report 2019	31

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR139_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Multi Strategy Alternatives Fund
(formerly Columbia Alternative Beta Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Multi Strategy Alternatives Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi Strategy Alternatives Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Columbia Management Investment Advisers, LLC
Marc Khalamayzer, CFA
Joshua Kutin, CFA
Matthew Ferrelli, CFA
Dan Boncarosky, CFA
Brian Virginia
Corey Lorenzen, CFA
Jason Callan
Tom Heuer, CFA
Ryan Osborn, CFA
AQR Capital Management, LLC
Jordan Brooks, Ph.D.
David Kupersmith
Lars Nielsen
Ashwin Thapar
QMA LLC
Marco Aiolfi, Ph.D.
Yesim Tokat-Acikel, Ph.D.
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	Life
Class A	Excluding sales charges	01/28/15	-1.07	-4.41	-5.49
	Including sales charges		-6.71	-9.90	-6.64
Advisor Class		01/28/15	-0.80	-4.00	-5.23
Class C	Excluding sales charges	01/28/15	-1.37	-5.02	-6.17
	Including sales charges		-2.36	-5.97	-6.17
Institutional Class		01/28/15	-0.93	-4.13	-5.28
Institutional 2 Class		01/28/15	-0.93	-4.12	-5.17
Institutional 3 Class		01/28/15	-0.80	-3.98	-5.11
Class R		01/28/15	-1.08	-4.57	-5.71
FTSE One-Month U.S. Treasury Bill Index			1.03	2.26	1.01
HFRX Global Hedge Fund Index			4.63	5.25	1.02
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2019)
Asset-Backed Securities — Non-Agency	6.0
Commercial Mortgage-Backed Securities - Non-Agency	4.3
Money Market Funds	34.3
Options Purchased Calls	0.0(a)
Residential Mortgage-Backed Securities - Agency	27.3
Residential Mortgage-Backed Securities - Non-Agency	12.3
Treasury Bills	15.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at November 30, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	326.6	(434.7)	(108.1)
Commodities Derivative Contracts	7.8	(9.3)	(1.5)
Equity Derivative Contracts	73.9	(67.4)	6.5
Foreign Currency Derivative Contracts	215.6	(212.5)	3.1
Total Notional Market Value of Derivative Contracts	623.9	(723.9)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.30	1,018.75	6.08	6.17	1.23
Advisor Class	1,000.00	1,000.00	992.00	1,020.04	4.80	4.87	0.97
Class C	1,000.00	1,000.00	986.30	1,015.07	9.73	9.87	1.97
Institutional Class	1,000.00	1,000.00	990.70	1,019.99	4.85	4.92	0.98
Institutional 2 Class	1,000.00	1,000.00	990.70	1,020.34	4.50	4.57	0.91
Institutional 3 Class	1,000.00	1,000.00	992.00	1,020.59	4.26	4.32	0.86
Class R	1,000.00	1,000.00	989.20	1,017.70	7.12	7.22	1.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until September 30, 2020, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 1.27% for Class A, 1.02% for Advisor Class, 2.02% for Class C, 1.02% for Institutional Class, 0.96% for Institutional 2 Class, 0.90% for Institutional 3 Class and 1.52% for Class R. Any amounts waived will not be reimbursed by the Fund. This change was effective October 1, 2019. If this change had been in place for the entire six month period ended November 30, 2019, the actual expenses paid would have been $6.33 for Class A, $5.10 for Advisor Class, $10.03 for Class C, $5.10 for Institutional Class, $4.80 for Institutional 2 Class, $4.51 for Institutional 3 Class and $7.57 for Class R; and the hypothetical expenses paid would have been $6.42 for Class A, $5.17 for Advisor Class, $10.17 for Class C, $5.17 for Institutional Class, $4.87 for Institutional 2 Class, $4.57 for Institutional 3 Class and $7.67 for Class R.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	5

Consolidated Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.551%	500,000	478,587
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.451%	2,500,000	2,478,407
Avant Loans Funding Trust(a)
Series 2019-B Class B
10/15/2026	3.150%	1,500,000	1,502,127
Series 2019-B Class C
10/15/2026	4.540%	3,000,000	3,001,455
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.416%	2,500,000	2,475,760
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	1,000,000	999,956
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Subordinated Series 2019-P2 Class B
10/15/2026	2.830%	2,200,000	2,195,175
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	1,000,000	1,014,418
ENVA LLC(a)
Series 2019-A Class B
06/22/2026	6.170%	500,000	500,147
Series 2019-A Class C
06/22/2026	7.620%	200,000	200,184
LendingClub Receivables Trust(a)
Series 2019-3 Class A
10/15/2025	3.750%	1,943,991	1,940,303
Series 2019-5 Class A
12/15/2045	3.750%	1,996,029	1,992,474
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	3.926%	7,000,000	6,929,475
Ocwen Master Advance Receivables Trust(a)
Series 2019-T1 Class DT1
08/15/2050	3.107%	1,125,000	1,126,621
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class B
11/16/2026	5.625%	1,100,000	1,102,732
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	2,000,000	2,000,000
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-4 Class R
11/25/2025	0.000%	100,000	810,000
SoFi Consumer Loan Program Repack Trust(a),(c),(f)
Series 2018-3 Class R1A
08/28/2027	2.000%	761,441	755,730
Series 2018-4 Class R1A
12/01/2027	2.000%	1,244,006	1,229,078
Series 2019-1 Class R1A
03/01/2028	2.000%	1,229,004	1,212,413
Series 2019-2 Class R1A
04/28/2028	2.000%	1,278,102	1,260,848
Series 2019-3 Class R1A
05/30/2028	2.000%	1,834,385	1,805,035
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	4,769,000	4,769,037
Subordinated Series 2019-2A Class C
10/15/2025	4.450%	2,000,000	1,999,559
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	1,000,000	1,003,618
Total Asset-Backed Securities — Non-Agency (Cost $44,964,460)			44,783,139

Commercial Mortgage-Backed Securities - Non-Agency 5.3%

BBCMS Mortgage Trust(a),(b)
Series 2019-BWAY Class E
1-month USD LIBOR + 2.850% Floor 2.850% 11/25/2034	4.650%	2,000,000	1,986,514
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	4.715%	1,500,000	1,501,877
BFLD(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	5.104%	1,000,000	1,001,274
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a),(b)
Series 2019-ATL Class E
1-month USD LIBOR + 2.237% Floor 2.237% 10/15/2036	4.237%	2,000,000	2,000,004
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	3.265%	5,000,000	5,001,562
CLNY Trust(a),(b),(g)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.822% Floor 2.822% 11/15/2038	4.592%	700,000	696,004
Series 2019-IKPR Class F
1-month USD LIBOR + 3.520% Floor 3.520% 11/15/2038	5.290%	1,500,000	1,491,451
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	2,000,000	1,894,385
Hilton U.S.A. Trust(a),(h)
Series 2016-HHV Class F
11/05/2038	4.333%	3,000,000	3,014,212
JPMorgan Chase Commercial Mortgage Securities Trust(a),(h)
Subordinated Series 2016-WIKI Class E
10/05/2031	4.143%	3,333,000	3,365,293
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-ASH8 Class F
1-month USD LIBOR + 4.000% Floor 3.800% 02/15/2035	5.765%	1,000,000	1,003,106
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	575,924
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	4.915%	500,000	500,308
Progress Residential Trust(a)
Series 2018-SF3 Class B
10/17/2035	4.079%	2,000,000	2,033,350
Series 2019-SFR3 Class F
09/17/2036	3.867%	6,700,000	6,630,222
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $32,822,693)			32,695,486

Residential Mortgage-Backed Securities - Agency 33.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 4914 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/25/2049	4.342%	14,642,933	2,876,405
Federal National Mortgage Association(g)
12/12/2049	3.000%	92,795,000	94,103,554
12/12/2049	3.500%	33,000,000	33,876,563
Federal National Mortgage Association(b),(i)
CMO Series 2016-53 Class AS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	4.292%	27,533,930	6,017,430
Government National Mortgage Association(g)
12/19/2049	3.000%	48,000,000	49,331,250
Government National Mortgage Association(b),(i)
CMO Series 2019-119 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/16/2049	4.288%	19,826,530	5,028,819
CMO Series 2019-120 Class CS
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	1.676%	49,843,017	3,147,427
CMO Series 2019-97 Class GS
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	4.376%	17,746,902	3,140,142
CMO Series 2019-97 Class SA
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	4.376%	17,771,361	3,586,508
CMO Series 2019-98 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/20/2049	4.376%	22,580,089	4,902,831
Total Residential Mortgage-Backed Securities - Agency (Cost $204,625,684)			206,010,929

Residential Mortgage-Backed Securities - Non-Agency 15.0%

Bayview Opportunity Master Fund IIIb Trust(a),(h)
CMO Series 2019-LT1 Class A1
08/28/2034	3.228%	1,586,274	1,586,610
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.058%	4,000,000	4,006,886

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	7

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.308%	5,000,000	5,022,708
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.573%	1,302,608	1,296,611
BRAVO Residential Funding Trust(a),(h)
CMO Series 2019-NQM1 Class B1
07/25/2059	4.006%	4,782,000	4,775,734
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,512,500	2,509,407
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	1,000,000	999,979
Citigroup Mortgage Loan Trust(a),(h)
CMO Series 2019-IMC1 Class M1
07/25/2049	3.170%	4,500,000	4,477,530
Connecticut Avenue Securities Trust(a),(b),(g)
CMO Series 2019-HRP1 Class B1
1-month USD LIBOR + 9.250% 11/25/2039	10.958%	2,100,000	2,145,150
Eagle RE Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	3.408%	3,200,501	3,205,287
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.073%	3,528,417	3,526,812
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.623%	7,000,000	7,011,140
Federal National Mortgage Association(b),(c),(g),(i)
CMO Series PNC-2389 Class SA
1-month USD LIBOR + 5.950% Cap 5.950% 11/20/2049	4.234%	3,230,020	694,454
GCAT Trust(a),(h)
Subordinated CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	600,000
Headlands Residential LLC(a)
CMO Series 2019-RPL1
06/25/2024	3.967%	5,000,000	5,040,006
Homeward Opportunities Fund Trust(a),(h)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	3,768,385	3,755,991
OMSR(a),(c),(f)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	1,000,000	999,998
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.805%	2,192,326	2,190,637
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.555%	1,878,066	1,892,204
Preston Ridge Partners Mortgage Trust(a),(c),(f),(g),(h)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	1,500,000	1,499,976
RCO V Mortgage LLC(a),(h)
CMO Series 2019-2 Class A1
11/25/2024	3.475%	3,932,438	3,935,164
Residential Mortgage Loan Trust(a),(h)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	693,275
Toorak Mortgage Corp., Ltd.(h)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	2,000,000	1,997,478
Vericrest Opportunity Loan Trust(a),(h)
CMO Series 2019-NPL4 Class A1A
08/25/2049	3.352%	2,291,646	2,297,100
CMO Series 2019-NPL4 Class A1B
08/25/2049	4.150%	7,350,000	7,364,327
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	7,609,802	7,600,337
Vericrest Opportunity Loan Trust LXXXIII LLC(a),(h)
CMO Series 2019-NPL9 Class A1B
11/26/2049	4.090%	1,500,000	1,498,869
Verus Securitization Trust(a),(h)
CMO Series 2019-3 Class M1
07/25/2059	3.139%	6,995,000	7,026,682
Subordinated CMO Series 2019-3 Class B1
07/25/2059	4.043%	2,289,000	2,299,039
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	501,198
Visio Trust(a),(h)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	101,624
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	202,662
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $92,702,796)			92,754,875

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Treasury Bills 19.2%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 19.2%
U.S. Treasury Bills(j)
12/19/2019	1.550%	59,600,000	59,549,418
03/19/2020	1.530%	59,600,000	59,324,287
Total			118,873,705
Total Treasury Bills (Cost $118,802,874)			118,873,705

Options Purchased Calls 0.0%
Value ($)
(Cost $241,000)	117,872
Money Market Funds 41.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(k),(l)	258,459,453	258,459,453
Total Money Market Funds (Cost $258,437,025)		258,459,453
Total Investments in Securities (Cost: $752,596,532)		753,695,459
Other Assets & Liabilities, Net		(133,922,703)
Net Assets		619,772,756

At November 30, 2019, securities and/or cash totaling $60,420,593 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
6,514,081 AUD	4,428,604 USD	Citi	12/18/2019	20,526	—
14,031,999 BRL	3,357,612 USD	Citi	12/18/2019	45,911	—
1,169,000 BRL	273,721 USD	Citi	12/18/2019	—	(2,175)
10,874,250 CAD	8,206,127 USD	Citi	12/18/2019	18,024	—
14,498,999 CAD	10,899,566 USD	Citi	12/18/2019	—	(17,903)
13,521,000 CHF	13,742,640 USD	Citi	12/18/2019	198,383	—
8,010,000,000 CLP	11,042,870 USD	Citi	12/18/2019	1,067,456	—
983,000 CNH	140,393 USD	Citi	12/18/2019	637	—
46,422,000 CNH	6,529,019 USD	Citi	12/18/2019	—	(70,923)
4,200,000,000 COP	1,223,241 USD	Citi	12/18/2019	30,168	—
17,400,000 CZK	753,637 USD	Citi	12/18/2019	2,695	—
34,100,000 CZK	1,449,120 USD	Citi	12/18/2019	—	(22,553)
8,909,081 EUR	9,867,630 USD	Citi	12/18/2019	39,269	—
1,723,251 EUR	1,899,400 USD	Citi	12/18/2019	—	(1,664)
7,602,499 GBP	9,861,272 USD	Citi	12/18/2019	21,927	—
9,870,500 GBP	12,311,901 USD	Citi	12/18/2019	—	(462,748)
53,102,000 HKD	6,776,749 USD	Citi	12/18/2019	—	(5,337)
69,000,000 HUF	228,345 USD	Citi	12/18/2019	856	—
468,919,000 HUF	1,542,164 USD	Citi	12/18/2019	—	(3,836)
2,212,500,000 IDR	156,651 USD	Citi	12/18/2019	115	—
1,475,000,000 IDR	104,321 USD	Citi	12/18/2019	—	(37)
5,300,000 ILS	1,516,893 USD	Citi	12/18/2019	—	(9,705)
23,250,000 INR	324,324 USD	Citi	12/18/2019	671	—
23,249,999 INR	323,074 USD	Citi	12/18/2019	—	(579)
1,443,434,000 JPY	13,423,286 USD	Citi	12/18/2019	212,857	—
1,175,452,999 KRW	1,000,702 USD	Citi	12/18/2019	5,061	—
10,106,843,000 KRW	8,476,186 USD	Citi	12/18/2019	—	(84,593)
69,811,080 MXN	3,596,836 USD	Citi	12/18/2019	37,347	—
38,090,000 MXN	1,925,143 USD	Citi	12/18/2019	—	(16,969)
365,744,000 NOK	39,956,190 USD	Citi	12/18/2019	282,262	—
776,000 NZD	498,522 USD	Citi	12/18/2019	202	—
5,512,000 NZD	3,536,152 USD	Citi	12/18/2019	—	(3,462)
66,500,000 PHP	1,308,213 USD	Citi	12/18/2019	572	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	9

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
88,666,665 PHP	1,740,921 USD	Citi	12/18/2019	—	(2,599)
2,525,000 PLN	649,518 USD	Citi	12/18/2019	4,662	—
3,944,500 PLN	995,765 USD	Citi	12/18/2019	—	(11,615)
92,250,000 RUB	1,437,673 USD	Citi	12/18/2019	6,683	—
36,070,000 SEK	3,722,585 USD	Citi	12/18/2019	—	(48,174)
5,450,000 SGD	3,961,139 USD	Citi	12/18/2019	—	(24,484)
873,000 THB	28,920 USD	Citi	12/18/2019	19	—
36,225,000 TWD	1,189,795 USD	Citi	12/18/2019	1,709	—
7,614,757 USD	11,167,000 AUD	Citi	12/18/2019	—	(58,049)
4,047,276 USD	16,370,000 BRL	Citi	12/18/2019	—	(183,782)
31,511,951 USD	41,901,000 CAD	Citi	12/18/2019	38,701	—
32,972,964 USD	43,497,000 CAD	Citi	12/18/2019	—	(220,554)
9,076,172 USD	9,013,999 CHF	Citi	12/18/2019	—	(46,668)
686,119 USD	552,666,666 CLP	Citi	12/18/2019	2,156	—
5,285,218 USD	4,141,333,332 CLP	Citi	12/18/2019	—	(127,725)
237,277 USD	1,698,000 CNH	Citi	12/18/2019	4,132	—
2,499,857 USD	17,517,000 CNH	Citi	12/18/2019	—	(9,418)
1,000,823 USD	7,047,500 CNY	Citi	12/18/2019	1,688	—
1,002,586 USD	7,047,500 CNY	Citi	12/18/2019	—	(75)
2,452,528 USD	8,400,000,000 COP	Citi	12/18/2019	—	(66,382)
651,647 USD	15,300,000 CZK	Citi	12/18/2019	8,663	—
1,572,385 USD	36,200,000 CZK	Citi	12/18/2019	—	(10,081)
14,289,747 USD	12,930,000 EUR	Citi	12/18/2019	—	(25,570)
24,137,805 USD	19,060,000 GBP	Citi	12/18/2019	530,125	—
138,691 USD	107,000 GBP	Citi	12/18/2019	—	(209)
6,777,515 USD	53,102,000 HKD	Citi	12/18/2019	4,571	—
2,264,454 USD	675,919,000 HUF	Citi	12/18/2019	—	(35,988)
414,124 USD	5,900,000,000 IDR	Citi	12/18/2019	3,307	—
957,254 USD	3,312,500 ILS	Citi	12/18/2019	—	(3,130)
1,303,862 USD	93,000,000 INR	Citi	12/18/2019	—	(9,249)
10,772,542 USD	1,167,373,500 JPY	Citi	12/18/2019	—	(88,642)
6,153,576 USD	7,207,748,998 KRW	Citi	12/18/2019	—	(48,411)
4,677,230 USD	92,104,000 MXN	Citi	12/18/2019	18,919	—
1,824,162 USD	35,090,000 MXN	Citi	12/18/2019	—	(35,012)
84,300,980 USD	769,082,875 NOK	Citi	12/18/2019	—	(875,037)
3,966,314 USD	6,288,000 NZD	Citi	12/18/2019	71,621	—
4,632,297 USD	243,000,000 PHP	Citi	12/18/2019	145,997	—
453,508 USD	23,000,000 PHP	Citi	12/18/2019	—	(1,241)
3,293,909 USD	12,782,000 PLN	Citi	12/18/2019	—	(29,535)
61,716 USD	4,000,000 RUB	Citi	12/18/2019	333	—
1,846,776 USD	119,000,000 RUB	Citi	12/18/2019	—	(838)
3,750,738 USD	36,070,000 SEK	Citi	12/18/2019	20,021	—
681,257 USD	940,000 SGD	Citi	12/18/2019	6,171	—
1,847,284 USD	2,515,000 SGD	Citi	12/18/2019	—	(8,047)
28,786 USD	873,000 THB	Citi	12/18/2019	114	—
2,152,871 USD	66,100,000 TWD	Citi	12/18/2019	15,036	—
1,002,572 USD	30,500,000 TWD	Citi	12/18/2019	—	(2,251)
4,636,905 USD	69,320,000 ZAR	Citi	12/18/2019	84,248	—
379,349 USD	5,554,500 ZAR	Citi	12/18/2019	—	(1,051)
868,125 ZAR	59,247 USD	Citi	12/18/2019	122	—
73,839,500 ZAR	4,861,837 USD	Citi	12/18/2019	—	(167,120)
23,928,906 GBP	30,789,067 USD	Citi	12/20/2019	—	(183,277)
30,953,475 USD	23,928,906 GBP	Citi	12/20/2019	18,868	—
12,160,000 BRL	2,883,924 USD	Citi	03/18/2020	25,513	—
1,907,000 BRL	445,630 USD	Citi	03/18/2020	—	(2,642)
4,951,000 CAD	3,750,655 USD	Citi	03/18/2020	21,366	—
16,158,000 CAD	12,157,311 USD	Citi	03/18/2020	—	(13,536)
9,013,999 CHF	9,140,431 USD	Citi	03/18/2020	48,989	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,941,333,332 CLP	2,456,107 USD	Citi	03/18/2020	32,352	—
682,666,666 CLP	849,958 USD	Citi	03/18/2020	—	(2,351)
145,000 CNH	20,551 USD	Citi	03/18/2020	—	(13)
7,047,500 CNY	1,000,106 USD	Citi	03/18/2020	446	—
7,047,500 CNY	998,406 USD	Citi	03/18/2020	—	(1,254)
8,122,000 GBP	10,558,203 USD	Citi	03/18/2020	16,824	—
10,412,000 GBP	13,458,118 USD	Citi	03/18/2020	—	(55,405)
3,312,500 ILS	962,156 USD	Citi	03/18/2020	3,048	—
828,181,500 JPY	7,668,794 USD	Citi	03/18/2020	46,924	—
7,501,247,998 KRW	6,405,720 USD	Citi	03/18/2020	40,867	—
112,013,000 MXN	5,669,600 USD	Citi	03/18/2020	32,668	—
50,866,875 NOK	5,562,378 USD	Citi	03/18/2020	42,966	—
1,489,000 PLN	381,400 USD	Citi	03/18/2020	1,152	—
27,855,000 SEK	2,916,788 USD	Citi	03/18/2020	—	(8,872)
1,995,000 SGD	1,465,772 USD	Citi	03/18/2020	5,304	—
4,438,828 USD	6,514,081 AUD	Citi	03/18/2020	—	(20,508)
272,645 USD	1,169,000 BRL	Citi	03/18/2020	2,148	—
395,762 USD	1,669,999 BRL	Citi	03/18/2020	—	(3,201)
8,175,195 USD	10,874,250 CAD	Citi	03/18/2020	15,721	—
10,940,707 USD	14,498,999 CAD	Citi	03/18/2020	—	(19,485)
154,651 USD	1,089,000 CNH	Citi	03/18/2020	—	(211)
1,275,813 USD	4,400,000,000 COP	Citi	03/18/2020	—	(32,219)
754,656 USD	17,400,000 CZK	Citi	03/18/2020	—	(3,195)
3,018,663 USD	2,721,251 EUR	Citi	03/18/2020	1,480	—
3,532,782 USD	3,169,081 EUR	Citi	03/18/2020	—	(15,621)
3,836,239 USD	2,964,500 GBP	Citi	03/18/2020	11,325	—
550,232 USD	423,499 GBP	Citi	03/18/2020	—	(581)
227,479 USD	69,000,000 HUF	Citi	03/18/2020	1,041	—
229,471 USD	69,000,000 HUF	Citi	03/18/2020	—	(951)
51,585 USD	737,500,000 IDR	Citi	03/18/2020	10	—
206,605 USD	2,950,000,000 IDR	Citi	03/18/2020	—	(226)
426,394 USD	30,999,999 INR	Citi	03/18/2020	941	—
214,285 USD	15,500,000 INR	Citi	03/18/2020	—	(618)
411,809 USD	482,307,999 KRW	Citi	03/18/2020	—	(2,568)
1,365,763 USD	27,010,080 MXN	Citi	03/18/2020	—	(6,510)
498,001 USD	776,000 NZD	Citi	03/18/2020	991	—
10,955,586 USD	17,037,000 NZD	Citi	03/18/2020	—	(276)
2,169,329 USD	110,833,332 PHP	Citi	03/18/2020	3,013	—
869,202 USD	44,333,333 PHP	Citi	03/18/2020	—	(265)
322,343 USD	1,262,500 PLN	Citi	03/18/2020	63	—
649,673 USD	2,525,000 PLN	Citi	03/18/2020	—	(4,861)
1,669,272 USD	108,250,000 RUB	Citi	03/18/2020	—	(7,747)
647,471 USD	6,181,000 SEK	Citi	03/18/2020	1,730	—
58,785 USD	80,000 SGD	Citi	03/18/2020	—	(220)
28,937 USD	873,000 THB	Citi	03/18/2020	20	—
1,200,266 USD	36,225,000 TWD	Citi	03/18/2020	—	(3,743)
1,030,701 USD	15,483,500 ZAR	Citi	03/18/2020	10,629	—
58,532 USD	868,125 ZAR	Citi	03/18/2020	—	(147)
10,398,500 ZAR	701,116 USD	Citi	03/18/2020	1,773	—
10,041,000 ZAR	669,119 USD	Citi	03/18/2020	—	(6,181)
60,779,000 GBP	78,860,935 USD	Credit Suisse	12/18/2019	199,226	—
31,111,401 USD	24,089,000 GBP	Credit Suisse	12/18/2019	65,188	—
3,422,790,000 JPY	31,463,053 USD	Goldman Sachs	12/18/2019	137,391	—
31,548,574 USD	3,422,790,000 JPY	Goldman Sachs	12/18/2019	—	(222,913)
78,893,869 USD	759,087,000 SEK	Goldman Sachs	12/18/2019	461,113	—
282,788,050 NOK	30,966,716 USD	Goldman Sachs	12/20/2019	290,491	—
30,845,600 USD	282,788,050 NOK	Goldman Sachs	12/20/2019	—	(169,375)
2,570,000 AUD	1,745,147 USD	JPMorgan	12/18/2019	6,028	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	11

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
6,047,864 BRL	1,447,630 USD	JPMorgan	12/18/2019	20,270	—
15,943,000 CAD	12,035,293 USD	JPMorgan	12/18/2019	30,519	—
4,937,500 CHF	5,019,301 USD	JPMorgan	12/18/2019	73,308	—
2,330,000,000 CLP	3,216,100 USD	JPMorgan	12/18/2019	314,388	—
13,074,545 CNH	1,833,503 USD	JPMorgan	12/18/2019	—	(25,340)
250,000,000 COP	72,542 USD	JPMorgan	12/18/2019	1,526	—
27,522,728 CZK	1,170,626 USD	JPMorgan	12/18/2019	—	(17,188)
5,125,500 EUR	5,662,672 USD	JPMorgan	12/18/2019	8,300	—
10,230,000 GBP	12,654,773 USD	JPMorgan	12/18/2019	—	(585,150)
14,515,273 HKD	1,853,223 USD	JPMorgan	12/18/2019	—	(640)
119,000,000 HUF	395,082 USD	JPMorgan	12/18/2019	2,746	—
199,959,500 HUF	657,927 USD	JPMorgan	12/18/2019	—	(1,328)
2,950,000,000 IDR	207,062 USD	JPMorgan	12/18/2019	—	(1,653)
2,650,000 ILS	758,446 USD	JPMorgan	12/18/2019	—	(4,853)
27,697,000 INR	387,186 USD	JPMorgan	12/18/2019	1,628	—
678,924,000 JPY	6,337,405 USD	JPMorgan	12/18/2019	123,835	—
4,339,975,500 KRW	3,637,707 USD	JPMorgan	12/18/2019	—	(38,374)
70,047,454 MXN	3,551,388 USD	JPMorgan	12/18/2019	—	(20,154)
20,683,500 NOK	2,281,817 USD	JPMorgan	12/18/2019	38,183	—
3,144,000 NZD	1,983,158 USD	JPMorgan	12/18/2019	—	(35,809)
121,500,000 PHP	2,316,150 USD	JPMorgan	12/18/2019	—	(72,997)
1,341,000 PLN	336,685 USD	JPMorgan	12/18/2019	—	(5,791)
59,500,000 RUB	923,389 USD	JPMorgan	12/18/2019	419	—
2,000,000 RUB	30,858 USD	JPMorgan	12/18/2019	—	(166)
4,107,500 SEK	423,954 USD	JPMorgan	12/18/2019	—	(5,444)
3,579,544 SGD	2,599,892 USD	JPMorgan	12/18/2019	—	(17,853)
27,650,000 TWD	900,170 USD	JPMorgan	12/18/2019	—	(6,678)
1,745,147 USD	2,570,000 AUD	JPMorgan	12/18/2019	—	(6,028)
1,447,630 USD	6,047,864 BRL	JPMorgan	12/18/2019	—	(20,270)
12,035,293 USD	15,943,000 CAD	JPMorgan	12/18/2019	—	(30,519)
5,019,301 USD	4,937,500 CHF	JPMorgan	12/18/2019	—	(73,308)
3,216,100 USD	2,330,000,000 CLP	JPMorgan	12/18/2019	—	(314,388)
1,833,503 USD	13,074,545 CNH	JPMorgan	12/18/2019	25,341	—
72,542 USD	250,000,000 COP	JPMorgan	12/18/2019	—	(1,526)
1,170,626 USD	27,522,728 CZK	JPMorgan	12/18/2019	17,188	—
5,662,672 USD	5,125,500 EUR	JPMorgan	12/18/2019	—	(8,299)
12,654,773 USD	10,230,000 GBP	JPMorgan	12/18/2019	585,150	—
1,853,223 USD	14,515,273 HKD	JPMorgan	12/18/2019	640	—
657,927 USD	199,959,500 HUF	JPMorgan	12/18/2019	1,329	—
395,082 USD	119,000,000 HUF	JPMorgan	12/18/2019	—	(2,746)
207,062 USD	2,950,000,000 IDR	JPMorgan	12/18/2019	1,653	—
758,446 USD	2,650,000 ILS	JPMorgan	12/18/2019	4,853	—
387,186 USD	27,697,000 INR	JPMorgan	12/18/2019	—	(1,628)
6,337,405 USD	678,924,000 JPY	JPMorgan	12/18/2019	—	(123,835)
3,637,707 USD	4,339,975,500 KRW	JPMorgan	12/18/2019	38,374	—
3,551,388 USD	70,047,454 MXN	JPMorgan	12/18/2019	20,154	—
2,281,817 USD	20,683,500 NOK	JPMorgan	12/18/2019	—	(38,183)
1,983,158 USD	3,144,000 NZD	JPMorgan	12/18/2019	35,809	—
2,316,150 USD	121,500,000 PHP	JPMorgan	12/18/2019	72,997	—
336,685 USD	1,341,000 PLN	JPMorgan	12/18/2019	5,791	—
30,858 USD	2,000,000 RUB	JPMorgan	12/18/2019	166	—
923,389 USD	59,500,000 RUB	JPMorgan	12/18/2019	—	(419)
423,954 USD	4,107,500 SEK	JPMorgan	12/18/2019	5,444	—
2,599,892 USD	3,579,544 SGD	JPMorgan	12/18/2019	17,854	—
900,170 USD	27,650,000 TWD	JPMorgan	12/18/2019	6,678	—
1,352,299 USD	20,652,500 ZAR	JPMorgan	12/18/2019	54,274	—
20,652,500 ZAR	1,352,299 USD	JPMorgan	12/18/2019	—	(54,274)
8,550,000 AUD	5,839,384 USD	Morgan Stanley	12/18/2019	53,599	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
30,600,000 CHF	31,076,350 USD	Morgan Stanley	12/18/2019	423,714	—
18,700,000 EUR	20,713,892 USD	Morgan Stanley	12/18/2019	84,339	—
13,500,000 GBP	17,401,581 USD	Morgan Stanley	12/18/2019	—	(70,459)
2,855,000,000 JPY	26,589,368 USD	Morgan Stanley	12/18/2019	460,168	—
425,000,000 NOK	46,633,676 USD	Morgan Stanley	12/18/2019	531,978	—
36,750,000 NZD	23,464,213 USD	Morgan Stanley	12/18/2019	—	(135,355)
351,500,000 SEK	36,587,670 USD	Morgan Stanley	12/18/2019	—	(158,152)
270,591 USD	400,000 AUD	Morgan Stanley	12/18/2019	89	—
40,977,535 USD	59,550,000 AUD	Morgan Stanley	12/18/2019	—	(680,050)
41,450,661 USD	54,750,000 CAD	Morgan Stanley	12/18/2019	—	(224,957)
5,503,719 USD	5,450,000 CHF	Morgan Stanley	12/18/2019	—	(44,344)
35,444,017 USD	31,900,000 EUR	Morgan Stanley	12/18/2019	—	(252,427)
13,016,670 USD	10,050,000 GBP	Morgan Stanley	12/18/2019	—	(9,707)
44,208,373 USD	4,795,000,000 JPY	Morgan Stanley	12/18/2019	—	(324,130)
15,549,140 USD	142,000,000 NOK	Morgan Stanley	12/18/2019	—	(145,750)
26,486,032 USD	41,800,000 NZD	Morgan Stanley	12/18/2019	356,470	—
2,644,797 USD	25,500,000 SEK	Morgan Stanley	12/18/2019	20,974	—
12,414,147 CAD	9,349,089 USD	Morgan Stanley	12/20/2019	1,243	—
26,031,939 USD	20,092,000 GBP	Morgan Stanley	12/20/2019	—	(25,888)
31,437,000 CHF	31,869,044 USD	UBS	12/18/2019	377,969	—
42,719,000 EUR	47,418,645 USD	UBS	12/18/2019	291,701	—
28,778,000 EUR	31,729,702 USD	UBS	12/18/2019	—	(17,746)
Total				8,612,607	(7,236,199)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	459	12/2019	AUD	67,496,675	68,349	—
Bist 30 Index	1,953	12/2019	TRY	25,906,545	291,927	—
Brent Crude	8	12/2019	USD	483,920	—	(8,673)
CAC40 Index	63	12/2019	EUR	3,716,370	6,221	—
Copper	9	12/2019	USD	1,316,981	136	—
Copper	54	03/2020	USD	3,593,025	29,484	—
Corn	17	03/2020	USD	324,063	1,863	—
Cotton	150	03/2020	USD	4,902,000	—	(20,097)
DAX Index	4	12/2019	EUR	1,324,650	100,128	—
Euro Stoxx 50	1,937	12/2019	EUR	71,707,740	3,421,891	—
Euro Stoxx 50	13	12/2019	EUR	481,260	8,560	—
Euro-Bund	287	12/2019	EUR	49,097,090	—	(508,429)
Euro-Bund	306	03/2020	EUR	52,959,420	—	(59,592)
FTSE 100 Index	177	12/2019	GBP	13,036,050	184,301	—
FTSE 100 Index	8	12/2019	GBP	589,200	5,827	—
FTSE/JSE Top 40 Index	69	12/2019	ZAR	33,989,400	—	(46,983)
FTSE/JSE Top 40 Index	144	12/2019	ZAR	70,934,400	—	(84,876)
FTSE/MIB Index	160	12/2019	EUR	18,618,400	1,147,545	—
FTSE/MIB Index	123	12/2019	EUR	14,312,895	937,056	—
Hang Seng Index	20	12/2019	HKD	26,333,000	—	(98,866)
H-Shares Index	29	12/2019	HKD	14,933,550	—	(67,351)
IBEX 35 Index	49	12/2019	EUR	4,569,299	54,301	—
IBEX 35 Index	91	12/2019	EUR	8,485,841	—	(39,062)
KOSPI 200 Index	17	12/2019	KRW	1,179,587,500	—	(18,852)
Lead	1	12/2019	USD	48,225	—	(3,502)
Live Cattle	113	12/2019	USD	5,478,240	345,230	—
MSCI Taiwan Index	41	12/2019	USD	1,783,500	—	(27,565)
Nickel	8	12/2019	USD	654,144	—	(86,707)
NY Harbor ULSD Heat Oil	4	12/2019	USD	315,588	—	(4,363)
NY Harbor ULSD Heat Oil	2	12/2019	USD	157,794	—	(5,164)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	13

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
OMXS30 Index	16	12/2019	SEK	2,768,400	—	(5,345)
OMXS30 Index	476	12/2019	SEK	82,359,900	—	(182,127)
Primary Aluminum	88	12/2019	USD	3,916,000	—	(2,735)
RBOB Gasoline	5	12/2019	USD	334,110	—	(5,444)
RBOB Gasoline	39	12/2019	USD	2,606,058	—	(174,996)
S&P 500 E-mini	289	12/2019	USD	45,426,465	1,572,904	—
S&P/TSX 60 Index	65	12/2019	CAD	13,230,100	280,556	—
S&P/TSX 60 Index	21	12/2019	CAD	4,274,340	60,949	—
SGX Nifty Index	13	12/2019	USD	314,626	—	(1,350)
SGX Nifty Index	186	12/2019	USD	4,501,572	—	(7,430)
SPI 200 Index	251	12/2019	AUD	43,021,400	747,695	—
SPI 200 Index	56	12/2019	AUD	9,598,400	118,757	—
TOPIX Index	121	12/2019	JPY	2,053,370,000	1,277,857	—
WTI Crude	28	12/2019	USD	1,544,760	—	(56,179)
WTI Crude	64	12/2019	USD	3,530,880	—	(134,420)
Zinc	26	12/2019	USD	1,492,400	—	(139,745)
Zinc	16	03/2020	USD	907,000	—	(10,045)
Total					10,661,537	(1,799,898)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	(7)	12/2019	JPY	(107,205,000)	860	—
Amsterdam Index	(147)	12/2019	EUR	(17,558,562)	—	(11,646)
Australian 10-Year Bond	(9)	12/2019	AUD	(1,323,464)	—	(6,778)
CAC40 Index	(44)	12/2019	EUR	(2,595,560)	10,180	—
Canadian Government 10-Year Bond	(518)	03/2020	CAD	(72,556,260)	—	(20,535)
Canadian Government 10-Year Bond	(367)	03/2020	CAD	(51,405,690)	—	(23,974)
Coffee	(52)	03/2020	USD	(2,321,475)	—	(164,928)
Corn	(11)	03/2020	USD	(209,688)	—	(637)
DAX Index	(14)	12/2019	EUR	(4,636,275)	—	(317,475)
Euro Stoxx 50	(788)	12/2019	EUR	(29,171,760)	—	(2,171,810)
FTSE 100 Index	(149)	12/2019	GBP	(10,973,850)	—	(107,450)
Gold 100 oz.	(19)	02/2020	USD	(2,798,130)	3,754	—
Gold 100 oz.	(5)	02/2020	USD	(736,350)	500	—
Hang Seng Index	(45)	12/2019	HKD	(59,249,250)	207,059	—
H-Shares Index	(63)	12/2019	HKD	(32,441,850)	146,398	—
Japanese 10-Year Government Bond	(14)	12/2019	JPY	(2,144,240,000)	12,514	—
KLCI Index	(21)	12/2019	MYR	(1,643,775)	6,462	—
Lean Hogs	(118)	12/2019	USD	(2,927,580)	109,982	—
Long Gilt	(375)	03/2020	GBP	(49,785,000)	114,049	—
Long Gilt	(99)	03/2020	GBP	(13,143,240)	71,087	—
Mexican Bosa IPC Index	(396)	12/2019	MXN	(170,442,360)	146,107	—
Mexican Bosa IPC Index	(14)	12/2019	MXN	(6,025,740)	3,901	—
MSCI Emerging Markets Index	(507)	12/2019	USD	(26,313,300)	—	(486,006)
MSCI Singapore IX ETS	(255)	12/2019	SGD	(9,391,650)	49,797	—
MSCI Taiwan Index	(44)	12/2019	USD	(1,914,000)	33,350	—
Natural Gas	(86)	12/2019	USD	(1,961,660)	284,454	—
Natural Gas	(13)	12/2019	USD	(296,530)	39,454	—
Nickel	(5)	12/2019	USD	(408,840)	85,257	—
Primary Aluminum	(67)	12/2019	USD	(2,981,500)	—	(60,208)
Primary Aluminum	(65)	03/2020	USD	(2,883,563)	—	(38,054)
S&P 500 E-mini	(34)	12/2019	USD	(5,344,290)	—	(281,086)
S&P 500 E-mini	(121)	12/2019	USD	(19,019,385)	—	(1,216,085)
S&P/TSX 60 Index	(73)	12/2019	CAD	(14,858,420)	—	(124,596)
Silver	(51)	03/2020	USD	(4,362,030)	57,400	—
Soybean	(113)	01/2020	USD	(4,953,638)	377,197	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	(70)	01/2020	USD	(3,068,625)	194,268	—
Soybean Meal	(75)	01/2020	USD	(2,198,250)	85,749	—
Soybean Oil	(117)	01/2020	USD	(2,146,716)	73,596	—
Soybean Oil	(208)	01/2020	USD	(3,816,384)	35,889	—
Sugar #11	(57)	02/2020	USD	(826,090)	—	(31,155)
Thai SET50 Index	(315)	12/2019	THB	(67,542,300)	17,470	—
TOPIX Index	(96)	12/2019	JPY	(1,629,120,000)	—	(772,802)
TOPIX Index	(547)	12/2019	JPY	(9,282,590,000)	—	(5,432,716)
U.S. Treasury 10-Year Note	(283)	03/2020	USD	(36,608,703)	41,700	—
U.S. Treasury 10-Year Note	(67)	03/2020	USD	(8,667,078)	1,500	—
U.S. Treasury 5-Year Note	(150)	03/2020	USD	(17,845,313)	1,433	—
Wheat	(22)	03/2020	USD	(595,925)	—	(27,529)
Wheat	(57)	03/2020	USD	(1,543,988)	—	(84,953)
WIG 20 Index	(580)	12/2019	PLN	(25,079,200)	104,344	—
Total					2,315,711	(11,380,423)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	20,000,000	20,000,000	1.50	03/16/2020	241,000	117,872

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.005%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays Monthly	Credit Suisse	03/10/2022	AUD	87,500,000	54,136	—	—	54,136	—
Fixed rate of 0.010%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	03/10/2022	AUD	8,700,000	24,727	—	—	24,727	—
3-Month SEK STIBOR	Fixed rate of 0.000%	Receives Monthly, Pays Annually	Credit Suisse	03/16/2022	SEK	3,488,400,000	1,716,189	—	—	1,716,189	—
6-Month NOK NIBOR	Fixed rate of 0.015%	Receives Monthly, Pays Monthly	Credit Suisse	03/16/2022	NOK	162,200,000	62,606	—	—	62,606	—
3-Month NZD LIBOR	Fixed rate of 0.010%	Receives Monthly, Pays SemiAnnually	Credit Suisse	03/16/2022	NZD	14,300,000	10,116	—	—	10,116	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 0.018%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/16/2022	CAD	8,900,000	2,666	—	—	2,666	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 0.018%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/16/2022	CAD	5,000,000	(1,710)	—	—	—	(1,710)
3-Month NZD LIBOR	Fixed rate of 0.010%	Receives Monthly, Pays SemiAnnually	Credit Suisse	03/16/2022	NZD	32,300,000	(2,505)	—	—	—	(2,505)
6-Month CHF LIBOR	Fixed rate of -0.010%	Receives SemiAnnually, Pays Annually	Credit Suisse	03/16/2022	CHF	4,200,000	(4,520)	—	—	—	(4,520)
6-Month NOK NIBOR	Fixed rate of 0.015%	Receives Monthly, Pays Monthly	Credit Suisse	03/16/2022	NOK	110,200,000	(8,276)	—	—	—	(8,276)
Fixed rate of 0.000%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays Monthly	Credit Suisse	03/16/2022	JPY	39,023,000,000	(697,165)	—	—	—	(697,165)
6-Month EURIBOR	Fixed rate of -0.250%	Receives SemiAnnually, Pays Annually	Credit Suisse	03/18/2022	EUR	348,100,000	177,649	—	—	177,649	—
Fixed rate of 0.018%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	03/18/2022	USD	59,500,000	57,936	—	—	57,936	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	15

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 0.750%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/18/2022	GBP	23,800,000	9,816	—	—	9,816	—
6-Month EURIBOR	Fixed rate of -0.250%	Receives SemiAnnually, Pays Annually	Credit Suisse	03/18/2022	EUR	18,500,000	(6,964)	—	—	—	(6,964)
Fixed rate of 0.750%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/18/2022	GBP	154,700,000	(79,494)	—	—	—	(79,494)
Fixed rate of 0.018%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Credit Suisse	03/18/2022	USD	184,600,000	(442,757)	—	—	—	(442,757)
6-Month AUD BBA LIBOR	Fixed rate of 0.010%	Receives Monthly, Pays SemiAnnually	Credit Suisse	03/07/2030	AUD	17,400,000	27,957	—	—	27,957	—
3-Month NZD LIBOR	Fixed rate of 0.015%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	03/13/2030	NZD	1,100,000	3,650	—	—	3,650	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 0.020%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/16/2030	CAD	11,600,000	183,557	—	—	183,557	—
3-Month USD LIBOR	Fixed rate of 0.020%	Receives Quarterly, Pays SemiAnnually	Credit Suisse	03/18/2030	USD	33,300,000	476,378	—	—	476,378	—
6-Month GBP LIBOR	Fixed rate of 0.010%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/18/2030	GBP	25,800,000	224,958	—	—	224,958	—
Fixed rate of 0.500%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	03/18/2030	EUR	29,300,000	111,671	—	—	111,671	—
Fixed rate of 0.500%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	03/18/2030	EUR	2,500,000	(992)	—	—	—	(992)
6-Month GBP LIBOR	Fixed rate of 0.010%	Receives SemiAnnually, Pays SemiAnnually	Credit Suisse	03/18/2030	GBP	11,100,000	(25,634)	—	—	—	(25,634)
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives Monthly, Pays Monthly	Credit Suisse	03/20/2030	JPY	4,697,500,000	301,073	—	—	301,073	—
Fixed rate of -0.005%	6-Month CHF LIBOR	Receives Annually, Pays SemiAnnually	Credit Suisse	03/20/2030	CHF	5,900,000	98,446	—	—	98,446	—
6-Month NOK NIBOR	Fixed rate of 1.500%	Receives SemiAnnually, Pays Annually	Credit Suisse	03/20/2030	NOK	35,800,000	82,755	—	—	82,755	—
6-Month JPY BBA LIBOR	Fixed rate of 0.000%	Receives Monthly, Pays Monthly	Credit Suisse	03/20/2030	JPY	652,500,000	(935)	—	—	—	(935)
Fixed rate of 0.005%	3-Month SEK STIBOR	Receives Monthly, Pays Monthly	Credit Suisse	03/20/2030	SEK	396,000,000	(1,154,360)	—	—	—	(1,154,360)
Fixed rate of 1.345%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	08/02/2029	AUD	58,003,000	585,292	—	—	585,292	—
6-Month EURIBOR	Fixed rate of 0.002%	Receives SemiAnnually, Pays Annually	Morgan Stanley	08/05/2029	EUR	55,508,000	159,538	—	—	159,538	—
Fixed rate of 0.013%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	08/05/2029	JPY	19,715,468,000	(605,807)	—	—	—	(605,807)
Fixed rate of 1.098%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	09/04/2029	AUD	33,169,000	(209,399)	—	—	—	(209,399)
Fixed rate of 1.071%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	10/03/2029	AUD	8,353,000	(70,521)	—	—	—	(70,521)
6-Month EURIBOR	Fixed rate of -0.138%	Receives SemiAnnually, Pays Annually	Morgan Stanley	10/04/2029	EUR	9,186,000	184,743	—	—	184,743	—
Fixed rate of 1.542%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	10/04/2029	USD	13,277,000	(216,530)	—	—	—	(216,530)
3-Month SEK STIBOR	Fixed rate of 0.198%	Receives Quarterly, Pays Annually	Morgan Stanley	10/07/2029	SEK	1,222,215,000	4,402,063	—	—	4,402,063	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 1.854%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/01/2029	CAD	44,703,000	280,894	—	—	280,894	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month GBP LIBOR	Fixed rate of 0.819%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/01/2029	GBP	19,600,000	224,947	—	—	224,947	—
Fixed rate of 1.332%	6-Month AUD BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/04/2029	AUD	30,492,000	238,070	—	—	238,070	—
6-Month EURIBOR	Fixed rate of 0.022%	Receives SemiAnnually, Pays Annually	Morgan Stanley	11/05/2029	EUR	21,718,000	74,264	—	—	74,264	—
Fixed rate of 1.616%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	11/05/2029	USD	10,777,000	(96,791)	—	—	—	(96,791)
Fixed rate of 1.403%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	11/05/2029	NZD	75,769,000	(326,623)	—	—	—	(326,623)
Fixed rate of 1.993%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/06/2029	CAD	22,278,000	74,609	—	—	74,609	—
Fixed rate of 0.931%	6-Month GBP LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/06/2029	GBP	12,450,000	30,088	—	—	30,088	—
Total							5,929,811	—	—	9,880,794	(3,950,983)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	USD	10,000,000	281,001	(4,167)	529,899	—	—	(253,065)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	19,305,000	(497,994)	—	—	—	(497,994)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month PLN WIBOR	Total return on MSCI Poland net return PLN Index	Monthly	JPMorgan	12/18/2019	PLN	439,597	7,462	—	—	—	7,462	—
Total return on MSCI Spain net return EUR Index	1-Month EURIBOR minus 0.003%	Monthly	JPMorgan	12/18/2019	EUR	364,371	5,031	(45)	—	—	4,986	—
Total return on MSCI Austrialia net return AUD Index	1-Month AUD BBR plus 0.002%	Monthly	JPMorgan	12/18/2019	AUD	371,754	4,280	(53)	—	—	4,227	—
28-Day MXN TIIE-Banxico minus 0.009%	Total return on MSCI Mexico Net MXN Index	Monthly	JPMorgan	12/18/2019	MXN	3,449,486	3,152	343	—	—	3,495	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	17

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments	Upfront receipts	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Month USD LIBOR minus 0.002%	Total return on MSCI Thailand net return USD Index	Monthly	JPMorgan	12/18/2019	USD	27,977	62	12	—	—	74	—
28-Day MXN TIIE-Banxico minus 0.009%	Total return on MSCI Mexico net return MXN Index	Monthly	JPMorgan	12/18/2019	MXN	36,697	33	4	—	—	37	—
Total return on MSCI Spain net return EUR Index	1-Month EURIBOR minus 0.003%	Monthly	JPMorgan	12/18/2019	EUR	198	3	—	—	—	3	—
Total return on MSCI France net return EUR Index	1-Month EURIBOR minus 0.001%	Monthly	JPMorgan	12/18/2019	EUR	264	1	—	—	—	1	—
Total return on MSCI France net return EUR Index	1-Month EURIBOR minus 0.001%	Monthly	JPMorgan	12/18/2019	EUR	264	1	—	—	—	1	—
Total return on MSCI France net return EUR Index	1-Month EURIBOR minus 0.001%	Monthly	JPMorgan	12/18/2019	EUR	264	1	—	—	—	1	—
Total return on MSCI France net return EUR Index	1-Month EURIBOR minus 0.001%	Monthly	JPMorgan	12/18/2019	EUR	265	(1)	—	—	—	—	(1)
Total return on MSCI Sweden net return SEK Index	1-Month SEK STIBOR minus 0.004%	Monthly	JPMorgan	12/18/2019	SEK	42,526	(9)	—	—	—	—	(9)
Total return on MSCI Sweden net return SEK Index	1-Month SEK STIBOR minus 0.004%	Monthly	JPMorgan	12/18/2019	SEK	42,707	(28)	—	—	—	—	(28)
Total							19,988	261	—	—	20,287	(38)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Bist 30 Index Dec 19	Citi	12/2019	TRY	9,895,690	—	—	47,682	—
Corn Mar 20	Citi	03/2020	USD	(1,220,000)	—	—	7,974	—
H-Shares Index Dec 19	Citi	12/2019	HKD	14,933,550	—	—	—	(67,602)
Ibovespa Index Dec 19	Citi	12/2019	BRL	23,838,980	—	—	158,467	—
KOSPI 200 Index Dec 19	Citi	12/2019	KRW	7,424,462,500	—	—	69,920	—
Soybean Jan 20	Citi	01/2020	USD	(350,700)	—	—	25,427	—
Swiss Market Index Dec 19	Citi	12/2019	CHF	2,728,960	—	—	61,360	—
Wheat Mar 20	Citi	03/2020	USD	(2,221,175)	—	—	—	(115,843)
WIG 20 Index Dec 19	Citi	12/2019	PLN	(1,037,760)	—	—	2,972	—
Hang Seng Index Dec 19	JPMorgan	12/2019	HKD	(40,816,150)	—	—	143,633	—
H-Shares Index Dec 19	JPMorgan	12/2019	HKD	12,358,800	—	—	—	(56,464)
SGX Nifty Index Dec 19	JPMorgan	12/2019	USD	24,202	—	—	—	(112)
TAIEX Dec 19	JPMorgan	12/2019	TWD	(77,955,200)	—	—	30,757	—
H-Shares Index Dec 19	Morgan Stanley	12/2019	HKD	14,933,550	—	—	—	(65,497)
Ibovespa Index Dec 19	Morgan Stanley	12/2019	BRL	31,857,546	—	—	23,785	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Total return swap contracts on futures (continued)
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
KOSPI 200 Index Dec 19	Morgan Stanley	12/2019	KRW	3,677,537,500	—	—	1,023	—
Swiss Market Index Dec 19	Morgan Stanley	12/2019	CHF	(4,198,400)	—	—	—	(206,908)
Total					—	—	573,000	(512,426)
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $167,541,568, which represents 27.03% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Zero coupon bond.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2019, the total value of these securities amounted to $8,763,078, which represents 1.41% of total net assets.
(g)	Represents a security purchased on a when-issued basis.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2019.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2019.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.745%
	602,252,069	827,583,782	(1,171,376,398)	258,459,453	(10,479)	34,549	4,710,688	258,459,453
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	19

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Currency Legend  (continued)
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	35,710,035	9,073,104	44,783,139
Commercial Mortgage-Backed Securities - Non-Agency	—	32,695,486	—	32,695,486
Residential Mortgage-Backed Securities - Agency	—	206,010,929	—	206,010,929
Residential Mortgage-Backed Securities - Non-Agency	—	89,560,447	3,194,428	92,754,875
Treasury Bills	118,873,705	—	—	118,873,705
Options Purchased Calls	—	117,872	—	117,872
Money Market Funds	258,459,453	—	—	258,459,453
Total Investments in Securities	377,333,158	364,094,769	12,267,532	753,695,459
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	8,612,607	—	8,612,607
Futures Contracts	12,977,248	—	—	12,977,248
Swap Contracts	—	10,474,081	—	10,474,081
Liability
Forward Foreign Currency Exchange Contracts	—	(7,236,199)	—	(7,236,199)
Futures Contracts	(13,180,321)	—	—	(13,180,321)
Swap Contracts	—	(5,214,506)	—	(5,214,506)
Total	377,130,085	370,730,752	12,267,532	760,128,369
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss)(a) ($)	Change in unrealized appreciation (depreciation)(b) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2019 ($)
Asset-Backed Securities — Non-Agency	—	43,433	18,478	(149,134)	13,198,888	(4,038,561)	—	—	9,073,104
Residential Mortgage-Backed Securities — Non-Agency	—	—	—	(2,281)	3,196,709	—	—	—	3,194,428
Total Return Swap Contracts	(17,771,951)	—	—	17,771,951	—	—	—	—	—
Total	(17,771,951)	43,433	18,478	17,620,536	16,395,597	(4,038,561)	—	—	12,267,532
Derivative instruments are valued at unrealized appreciation (depreciation).
(a) The realized gain (loss) earned during the period for Total Return Swap Contracts was $(27,064,054).
(b) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2019 was $(151,415), which is comprised of Asset-Backed Securities — Non-Agency of $(149,134) and Residential Mortgage-Backed Securities — Non-Agency of $(2,281).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	21

Consolidated Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $493,918,507)	$495,118,134
Affiliated issuers (cost $258,437,025)	258,459,453
Options purchased (cost $241,000)	117,872
Cash	779,418
Foreign currency (cost $4,448,778)	4,441,829
Cash collateral held at broker for:
Swap contracts	2,240,000
Other(a)	3,150,000
Margin deposits on:
Futures contracts	26,242,755
Swap contracts	12,263,368
Unrealized appreciation on forward foreign currency exchange contracts	8,612,607
Unrealized appreciation on swap contracts	593,287
Upfront payments on swap contracts	529,899
Receivable for:
Investments sold	435,754
Investments sold on a delayed delivery basis	101,279,167
Capital shares sold	731,216
Dividends	356,499
Interest	636,414
Variation margin for futures contracts	4,740,424
Variation margin for swap contracts	1,132,565
Expense reimbursement due from Investment Manager	4,590
Prepaid expenses	2,750
Trustees’ deferred compensation plan	35,735
Total assets	921,903,736
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	7,236,199
Unrealized depreciation on swap contracts	765,529
Cash collateral due to broker for:
Swap contracts	280,000
Other(a)	1,440,000
Payable for:
Investments purchased	1,439,342
Investments purchased on a delayed delivery basis	284,522,307
Capital shares purchased	904,466
Variation margin for futures contracts	4,557,498
Variation margin for swap contracts	755,413
Management services fees	32,558
Distribution and/or service fees	53
Transfer agent fees	59,276
Compensation of chief compliance officer	28
Other expenses	102,576
Trustees’ deferred compensation plan	35,735
Total liabilities	302,130,980
Net assets applicable to outstanding capital stock	$619,772,756
Represented by
Paid in capital	726,206,850
Total distributable earnings (loss)	(106,434,094)
Total - representing net assets applicable to outstanding capital stock	$619,772,756
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$2,740,659
Shares outstanding	371,743
Net asset value per share	$7.37
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.82
Advisor Class
Net assets	$100,358
Shares outstanding	13,494
Net asset value per share	$7.44
Class C
Net assets	$266,337
Shares outstanding	37,046
Net asset value per share	$7.19
Institutional Class
Net assets	$598,976,822
Shares outstanding	80,683,370
Net asset value per share	$7.42
Institutional 2 Class
Net assets	$155,559
Shares outstanding	20,871
Net asset value per share	$7.45
Institutional 3 Class
Net assets	$17,525,713
Shares outstanding	2,345,287
Net asset value per share	$7.47
Class R
Net assets	$7,308
Shares outstanding	1,000
Net asset value per share	$7.31

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	23

Consolidated Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$159,426
Dividends — affiliated issuers	4,710,688
Interest	2,199,315
Total income	7,069,429
Expenses:
Management services fees	2,886,484
Distribution and/or service fees
Class A	3,621
Class C	1,862
Class R	18
Transfer agent fees
Class A	1,852
Advisor Class	83
Class C	237
Institutional Class	371,456
Institutional 2 Class	201
Institutional 3 Class	927
Class R	4
Compensation of board members	15,914
Custodian fees	16,123
Printing and postage fees	49,757
Registration fees	63,828
Audit fees	22,773
Legal fees	6,916
Interest on collateral	38,024
Compensation of chief compliance officer	103
Other	14,468
Total expenses	3,494,651
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(562,926)
Total net expenses	2,931,725
Net investment income	4,137,704
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(481,297)
Investments — affiliated issuers	(10,479)
Foreign currency translations	(803,473)
Forward foreign currency exchange contracts	4,375,752
Futures contracts	(5,344,135)
Options purchased	(393,894)
Options contracts written	138,166
Swap contracts	(31,474,642)
Net realized loss	(33,994,002)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,199,627
Investments — affiliated issuers	34,549
Foreign currency translations	(11,459)
Forward foreign currency exchange contracts	259,916
Futures contracts	86,595
Options purchased	54,203
Swap contracts	23,031,526
Net change in unrealized appreciation (depreciation)	24,654,957
Net realized and unrealized loss	(9,339,045)
Net decrease in net assets resulting from operations	$(5,201,341)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$4,137,704	$8,245,783
Net realized loss	(33,994,002)	(127,568,458)
Net change in unrealized appreciation (depreciation)	24,654,957	17,659,394
Net decrease in net assets resulting from operations	(5,201,341)	(101,663,281)
Increase (decrease) in net assets from capital stock activity	15,615,414	(27,078,806)
Total increase (decrease) in net assets	10,414,073	(128,742,087)
Net assets at beginning of period	609,358,683	738,100,770
Net assets at end of period	$619,772,756	$609,358,683
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	25

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,052	73,926	71,561	568,913
Redemptions	(54,992)	(403,957)	(156,552)	(1,250,231)
Net decrease	(44,940)	(330,031)	(84,991)	(681,318)
Advisor Class
Subscriptions	327	2,371	150,132	1,288,248
Redemptions	(15,575)	(117,101)	(631,135)	(5,038,061)
Net decrease	(15,248)	(114,730)	(481,003)	(3,749,813)
Class C
Subscriptions	—	—	486	4,000
Redemptions	(30,539)	(218,290)	(31,089)	(245,156)
Net decrease	(30,539)	(218,290)	(30,603)	(241,156)
Institutional Class
Subscriptions	11,759,886	87,042,616	32,104,971	260,930,655
Redemptions	(9,484,051)	(70,263,123)	(35,099,478)	(282,950,771)
Net increase (decrease)	2,275,835	16,779,493	(2,994,507)	(22,020,116)
Institutional 2 Class
Subscriptions	18,549	139,460	55,140	444,759
Redemptions	(86,457)	(640,488)	(61,105)	(502,754)
Net decrease	(67,908)	(501,028)	(5,965)	(57,995)
Class T
Redemptions	—	—	(42,603)	(328,408)
Net decrease	—	—	(42,603)	(328,408)
Total net increase (decrease)	2,117,200	15,615,414	(3,639,672)	(27,078,806)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

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Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	27

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$7.45	0.04	(0.12)	(0.08)	—	—
Year Ended 5/31/2019	$8.66	0.08	(1.29)	(1.21)	—	—
Year Ended 5/31/2018	$9.36	0.01	(0.50)	(0.49)	(0.21)	(0.21)
Year Ended 5/31/2017	$9.43	(0.09)	0.06	(0.03)	(0.04)	(0.04)
Year Ended 5/31/2016	$9.85	0.05	(0.41)	(0.36)	(0.06)	(0.06)
Year Ended 5/31/2015(e)	$10.00	(0.05)	(0.10)	(0.15)	—	—
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$7.50	0.05	(0.11)	(0.06)	—	—
Year Ended 5/31/2019	$8.70	0.09	(1.29)	(1.20)	—	—
Year Ended 5/31/2018	$9.39	0.04	(0.51)	(0.47)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.06)	0.05	(0.01)	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	0.19	(0.53)	(0.34)	(0.07)	(0.07)
Year Ended 5/31/2015(e)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Class C
Six Months Ended 11/30/2019 (Unaudited)	$7.29	0.01	(0.11)	(0.10)	—	—
Year Ended 5/31/2019	$8.54	0.02	(1.27)	(1.25)	—	—
Year Ended 5/31/2018	$9.27	(0.06)	(0.49)	(0.55)	(0.18)	(0.18)
Year Ended 5/31/2017	$9.38	(0.16)	0.06	(0.10)	(0.01)	(0.01)
Year Ended 5/31/2016	$9.83	(0.03)	(0.40)	(0.43)	(0.02)	(0.02)
Year Ended 5/31/2015(e)	$10.00	(0.07)	(0.10)	(0.17)	—	—
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$7.49	0.05	(0.12)	(0.07)	—	—
Year Ended 5/31/2019	$8.68	0.10	(1.29)	(1.19)	—	—
Year Ended 5/31/2018	$9.38	0.03	(0.51)	(0.48)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.43	(0.03)	0.03	0.00	(0.05)	(0.05)
Year Ended 5/31/2016	$9.86	(0.06)	(0.30)	(0.36)	(0.07)	(0.07)
Year Ended 5/31/2015(e)	$10.00	(0.04)	(0.10)	(0.14)	—	—
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$7.52	0.05	(0.12)	(0.07)	—	—
Year Ended 5/31/2019	$8.71	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.39	0.05	(0.51)	(0.46)	(0.22)	(0.22)
Year Ended 5/31/2017	$9.45	(0.03)	0.03	0.00	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(e)	$10.00	(0.03)	(0.11)	(0.14)	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$7.37	(1.07%)	1.42%(c),(d)	1.23%(c),(d)	1.12%(c)	401%	$2,741
Year Ended 5/31/2019	$7.45	(13.97%)	1.45%(d)	1.24%(d)	0.98%	0%	$3,103
Year Ended 5/31/2018	$8.66	(5.49%)	1.49%(d)	1.28%(d)	0.06%	0%	$4,343
Year Ended 5/31/2017	$9.36	(0.28%)	1.61%	1.41%	(0.95%)	71%	$5,582
Year Ended 5/31/2016	$9.43	(3.67%)	2.09%	1.39%	0.49%	32%	$18,579
Year Ended 5/31/2015(e)	$9.85	(1.50%)	2.08%(c)	1.50%(c)	(1.42%)(c)	28%	$4,470
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$7.44	(0.80%)	1.16%(c),(d)	0.97%(c),(d)	1.34%(c)	401%	$100
Year Ended 5/31/2019	$7.50	(13.79%)	1.20%(d)	1.01%(d)	1.07%	0%	$216
Year Ended 5/31/2018	$8.70	(5.27%)	1.24%(d)	1.03%(d)	0.41%	0%	$4,433
Year Ended 5/31/2017	$9.39	(0.06%)	1.36%	1.15%	(0.66%)	71%	$552
Year Ended 5/31/2016	$9.45	(3.42%)	1.83%	1.12%	2.03%	32%	$1,010
Year Ended 5/31/2015(e)	$9.86	(1.40%)	1.80%(c)	1.23%(c)	(1.09%)(c)	28%	$10
Class C
Six Months Ended 11/30/2019 (Unaudited)	$7.19	(1.37%)	2.17%(c),(d)	1.97%(c),(d)	0.36%(c)	401%	$266
Year Ended 5/31/2019	$7.29	(14.64%)	2.20%(d)	1.99%(d)	0.22%	0%	$493
Year Ended 5/31/2018	$8.54	(6.15%)	2.24%(d)	2.03%(d)	(0.68%)	0%	$838
Year Ended 5/31/2017	$9.27	(1.03%)	2.36%	2.16%	(1.68%)	71%	$1,100
Year Ended 5/31/2016	$9.38	(4.42%)	2.84%	2.14%	(0.34%)	32%	$2,272
Year Ended 5/31/2015(e)	$9.83	(1.70%)	2.83%(c)	2.25%(c)	(2.18%)(c)	28%	$932
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$7.42	(0.93%)	1.17%(c),(d)	0.98%(c),(d)	1.38%(c)	401%	$598,977
Year Ended 5/31/2019	$7.49	(13.71%)	1.20%(d)	0.99%(d)	1.23%	0%	$587,203
Year Ended 5/31/2018	$8.68	(5.35%)	1.24%(d)	1.03%(d)	0.34%	0%	$706,826
Year Ended 5/31/2017	$9.38	0.05%	1.36%	1.08%	(0.28%)	71%	$520,564
Year Ended 5/31/2016	$9.43	(3.63%)	1.84%	1.12%	(0.56%)	32%	$3,450
Year Ended 5/31/2015(e)	$9.86	(1.40%)	1.83%(c)	1.23%(c)	(1.09%)(c)	28%	$34,686
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$7.45	(0.93%)	1.09%(c),(d)	0.91%(c),(d)	1.41%(c)	401%	$156
Year Ended 5/31/2019	$7.52	(13.66%)	1.11%(d)	0.90%(d)	1.32%	0%	$667
Year Ended 5/31/2018	$8.71	(5.08%)	1.11%(d)	0.90%(d)	0.48%	0%	$825
Year Ended 5/31/2017	$9.39	(0.02%)	1.21%	0.93%	(0.33%)	71%	$23
Year Ended 5/31/2016	$9.45	(3.37%)	1.62%	1.04%	0.69%	32%	$9
Year Ended 5/31/2015(e)	$9.86	(1.40%)	1.63%(c)	1.17%(c)	(1.03%)(c)	28%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	29

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$7.53	0.06	(0.12)	(0.06)	—	—
Year Ended 5/31/2019	$8.72	0.11	(1.30)	(1.19)	—	—
Year Ended 5/31/2018	$9.41	0.05	(0.51)	(0.46)	(0.23)	(0.23)
Year Ended 5/31/2017	$9.45	(0.01)	0.03	0.02	(0.06)	(0.06)
Year Ended 5/31/2016	$9.86	0.07	(0.40)	(0.33)	(0.08)	(0.08)
Year Ended 5/31/2015(e)	$10.00	(0.03)	(0.11)	(0.14)	—	—
Class R
Six Months Ended 11/30/2019 (Unaudited)	$7.39	0.03	(0.11)	(0.08)	—	—
Year Ended 5/31/2019	$8.61	0.06	(1.28)	(1.22)	—	—
Year Ended 5/31/2018	$9.33	(0.02)	(0.50)	(0.52)	(0.20)	(0.20)
Year Ended 5/31/2017	$9.41	(0.10)	0.05	(0.05)	(0.03)	(0.03)
Year Ended 5/31/2016	$9.84	0.01	(0.40)	(0.39)	(0.04)	(0.04)
Year Ended 5/31/2015(e)	$10.00	(0.05)	(0.11)	(0.16)	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2019	5/31/2019	5/31/2018
Class A	0.01%	0.02%	0.01%
Advisor Class	0.01%	0.02%	0.01%
Class C	0.01%	0.02%	0.01%
Institutional Class	0.01%	0.02%	0.01%
Institutional 2 Class	0.01%	0.02%	0.01%
Institutional 3 Class	0.01%	0.02%	0.01%
Class R	0.01%	0.02%	0.01%

(e)	The Fund commenced operations on January 28, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$7.47	(0.80%)	1.05%(c),(d)	0.86%(c),(d)	1.49%(c)	401%	$17,526
Year Ended 5/31/2019	$7.53	(13.65%)	1.06%(d)	0.84%(d)	1.38%	0%	$17,670
Year Ended 5/31/2018	$8.72	(5.16%)	1.05%(d)	0.84%(d)	0.50%	0%	$20,459
Year Ended 5/31/2017	$9.41	0.21%	1.18%	0.88%	(0.07%)	71%	$21,559
Year Ended 5/31/2016	$9.45	(3.34%)	1.57%	0.99%	0.72%	32%	$9
Year Ended 5/31/2015(e)	$9.86	(1.40%)	1.58%(c)	1.12%(c)	(0.98%)(c)	28%	$10
Class R
Six Months Ended 11/30/2019 (Unaudited)	$7.31	(1.08%)	1.62%(c),(d)	1.44%(c),(d)	0.91%(c)	401%	$7
Year Ended 5/31/2019	$7.39	(14.17%)	1.69%(d)	1.48%(d)	0.75%	0%	$7
Year Ended 5/31/2018	$8.61	(5.80%)	1.74%(d)	1.53%(d)	(0.19%)	0%	$9
Year Ended 5/31/2017	$9.33	(0.50%)	1.89%	1.63%	(1.10%)	71%	$9
Year Ended 5/31/2016	$9.41	(3.92%)	2.33%	1.64%	0.09%	32%	$9
Year Ended 5/31/2015(e)	$9.84	(1.60%)	2.33%(c)	1.73%(c)	(1.59%)(c)	28%	$10
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	31

Notes to Consolidated Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Multi Strategy Alternatives Fund (formerly known as Columbia Alternative Beta Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective August 1, 2019, Columbia Alternative Beta Fund was renamed Columbia Multi Strategy Alternatives Fund.
Basis for consolidation
Effective September 24, 2019, CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Prior to September 24, 2019, CMSAF1 Offshore Fund, Ltd. (formerly known as CAAF Offshore Fund, Ltd.) was the sole Subsidiary. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2019, the Subsidiary financial statement information is as follows:
	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.00%	5.73%	3.55%
Net assets	$10,761	$35,537,330	$21,999,961
Net investment income (loss)	481,000	56,036	38,702
Net realized gain (loss)	(13,786,127)	(729,911)	(800,119)
Net change in unrealized appreciation (depreciation)	9,251,793	185,250	411,377
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
32	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	33

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty
34	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to manage exposure to the commodities market and to generate total return through long and short positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	35

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to protect gains and to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the
36	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	37

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
38	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,254*
Credit risk	Upfront payments on swap contracts	529,899
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,941,543*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	559,886*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	8,612,607
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	311,492*
Interest rate risk	Investments, at value — Options purchased	117,872
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	9,880,794*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,719,959*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	33,401*
Total		32,711,707

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	751,059*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,501,479*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	396,621*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,236,199
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	619,308*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,950,983*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,059,534*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	115,843*
Total		25,631,026

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(1,353,407)	—	—	(13,963,587)	(15,316,994)
Credit risk	—	—	—	—	(126,061)	(126,061)
Equity risk	—	(2,133,829)	—	—	(17,207,800)	(19,341,629)
Foreign exchange risk	4,375,752	—	—	(393,894)	(5,754,985)	(1,773,127)
Interest rate risk	—	(1,856,899)	138,166	—	5,577,791	3,859,058
Total	4,375,752	(5,344,135)	138,166	(393,894)	(31,474,642)	(32,698,753)

Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	39

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	660,425	—	9,168,455	9,828,880
Credit risk	—	4,254	—	(751,059)	(746,805)
Equity risk	—	(559,936)	—	6,886,159	6,326,223
Foreign exchange risk	259,916	—	177,331	990,577	1,427,824
Interest rate risk	—	(18,148)	(123,128)	6,737,394	6,596,118
Total	259,916	86,595	54,203	23,031,526	23,432,240
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	295,196,226
Futures contracts — short	356,613,914
Credit default swap contracts — buy protection	19,107,500

Derivative instrument	Average value ($)*
Options contracts — purchased	58,936
Options contracts — written	(41,508)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	5,283,152	(4,914,652)
Interest rate swap contracts	8,211,860	(3,563,247)
Total return swap contracts	1,273,145	(2,983,488)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
40	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	41

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Citi ($)(a)	Credit Suisse ($)(a)	Credit Suisse ($)(a)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-		-	-	-	-	593,593	-	-	-	-	-	538,972	-	-	-	-	-	1,132,565
Forward foreign currency exchange contracts	-	-	18,868	3,133,059	190,182	264,414	-	290,491	598,504	1,514,845	-	-	-	-	1,243	-	1,931,331	669,670	8,612,607
Options purchased calls	117,872	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	117,872
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	-	276,834	-	-	-	-	-	-	-	276,834
OTC total return swap contracts (c)	-		-	-	-	-	-	-	-	20,287	-	-	-	-	-	-	-	-	20,287
OTC total return swap contracts on futures (c)	-	33,401	-	340,401	-	-	-	-	-	174,390	-	-	-	-	-	-	24,808	-	573,000
Total assets	117,872	33,401	18,868	3,473,460	190,182	264,414	593,593	290,491	598,504	1,709,522	276,834	-	538,972	-	1,243	-	1,956,139	669,670	10,733,165
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	-	-	-	-	798	-		-	-	-	-	798
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	277,898	-	-	-	-	-	357,559	119,158	-	-	-	-	754,615
Forward foreign currency exchange contracts	-	-	183,277	2,224,570	832,258	-	-	169,375	222,913	1,514,841	-	-	-	-	25,888	-	2,045,331	17,746	7,236,199
OTC total return swap contracts (c)	-	-	-	-	-	-	-	-	-	38	-	-	-	-	-	-	-	-	38
OTC total return swap contracts on futures (c)	-	115,843	-	67,602	-	-	-	-	-	56,576	-	-	-	-	-	65,497	206,908	-	512,426
Total liabilities	-	115,843	183,277	2,292,172	832,258	-	277,898	169,375	222,913	1,571,455	-	798	357,559	119,158	25,888	65,497	2,252,239	17,746	8,504,076
Total financial and derivative net assets	117,872	(82,442)	(164,409)	1,181,288	(642,076)	264,414	315,695	121,116	375,591	138,067	276,834	(798)	181,413	(119,158)	(24,645)	(65,497)	(296,100)	651,924	2,229,089
Total collateral received (pledged) (d)	-	(82,442)	-	-	-	-	-	-	-	-	-	(798)	-	(119,158)	-	(65,497)	(114,000)	-	(381,895)
Net amount (e)	117,872	-	(164,409)	1,181,288	(642,076)	264,414	315,695	121,116	375,591	138,067	276,834	-	181,413	-	(24,645)	-	(182,100)	651,924	2,610,984

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
42	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	43

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The annualized effective management services fee rate, net of waivers, for the six months ended November 30, 2019 was 0.75% of the Fund’s average daily net assets.
Prior to October 1, 2019, the Investment Manager had contractually agreed to waive 0.21% of the management fee.
Subadvisory agreements
Effective September 24, 2019, the Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and QMA LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage a portion of the Fund’s assets.
In addition, the Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of November 30, 2019, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
44	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	45

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	855
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.27%	1.38%
Advisor Class	1.02	1.13
Class C	2.02	2.13
Institutional Class	1.02	1.13
Institutional 2 Class	0.96	1.01
Institutional 3 Class	0.90	0.95
Class R	1.52	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Reflected in the cap commitments, prior to October 1, 2019, is the Investment Manager’s contractual agreement to waive 0.21% of its management fee.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
46	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
752,597,000	34,131,000	(26,600,000)	7,531,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
32,796,668	2,100,268	34,896,936
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at May 31, 2019 as arising on June 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
28,816,529	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,222,565,060 and $846,997,201, respectively, for the six months ended November 30, 2019, of which $973,750,567 and $793,561,091, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	47

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
48	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	49

Notes to Consolidated Financial Statements  (continued)
November 30, 2019 (Unaudited)
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 99.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
50	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

 Board Consideration and Approval of Managementand Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia Multi Strategy Alternatives Fund (the Fund) (formerly, Columbia Alternative Beta Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreement (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	51

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadviser, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadviser’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadviser’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager’s and the Subadviser’s experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadviser for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved the Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser’s compliance program.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the
52	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the ninety-sixth and ninety-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one- and three-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadviser’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board noted that the Subadviser was not currently expected to manage any assets under its Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	53

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreement.
Other benefits to the Investment Manager and Subadviser
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadviser by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
54	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreement.
 Board Consideration and Approval of Subadvisory
Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved, for an initial two-year term, the Subadvisory Agreement (the AQR Subadvisory Agreement) between Columbia Management Investment Advisers, LLC (the Investment Manager) and AQR Capital Management LLC (AQR) and the Subadvisory Agreement (the QMA Subadvisory Agreement) between the Investment Manager and QMA LLC (QMA, together with AQR, the Subadvisers), with respect to the Columbia Multi Strategy Alternatives Fund (the Fund), a series of the Trust.
In connection with a recommendation of the Investment Manager to change the Fund’s investment strategies, and as detailed below, the Board’s Product and Distribution Committee and Advisory Fees and Expenses Committee (the Committees) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the AQR Subadvisory Agreement and the QMA Subadvisory Agreement (together, the Subadvisory Agreements).
In connection with their deliberations regarding the proposed Subadvisory Agreements, the Committees and the Board evaluated materials requested from or provided by the Investment Manager regarding the Fund and the Subadvisory Agreements, as well as other materials provided by the Investment Manager in connection with the Board’s most recent annual approval of the continuation of the management agreements with respect to other series of the Trust, and discussed these materials with representatives of the Investment Manager at Committee meetings and at the Board meeting held on June 11-12, 2019. The Board and the Advisory Fees and Expenses Committee also noted their considerations at meetings held in connection with the continuation of the Management Agreement with respect to the Fund.
The Committees and the Board also consulted with Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committees’ and the Board’s considerations and otherwise assisted the Committees and the Board in their deliberations.
The Committees and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the Subadvisory Agreements. The information and factors considered by the Committees and the Board in recommending for approval or approving the Subadvisory Agreements for the Fund included the following:
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Subadvisory Agreements;
•	The subadvisory fees to be charged to the Investment Manager under the Subadvisory Agreements;
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	55

Board Consideration and Approval of Subadvisory
Agreements  (continued)

•	Descriptions of various functions performed by AQR and QMA under the Subadvisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the reputation, regulatory history and resources of AQR and QMA, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of AQR and QMA with respect to compliance monitoring services, including an assessment of AQR’s and QMA’s compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services to be provided under the Subadvisory Agreements
The Committees and the Board considered the nature, extent and quality of services to be provided to the Fund by AQR and QMA under the Subadvisory Agreements. The Committees and the Board considered, among other things, AQR’s and QMA’s advisory and supervisory investment professionals (including personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of AQR’s and QMA’s investment research capabilities.
The Committees and the Board also considered the professional experience and qualifications of the senior personnel of AQR and QMA, which included a consideration of AQR’s experience with funds managed using investment strategies similar to those proposed to be used for their sleeves of the Fund. The Board also noted that, based on information provided by the Investment Manager, the Board had approved AQR’s and QMA’s codes of ethics and compliance programs, and that the Chief Compliance Officer of the Fund reports to the Trustees on AQR’s and QMA’s compliance programs. The Committees and the Board noted that AQR subadvises other funds overseen by the Board.
The Committees and the Board considered the diligence and selection process undertaken by the Investment Manager to select AQR and QMA, including the rationale for recommending the approval of the Subadvisory Agreements, and the process for monitoring AQR’s and QMA’s ongoing performance of services for the Fund. As part of these deliberations, the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the SEC.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreements supported the approval of the Subadvisory Agreements.
Investment performance
The Committees and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks.
The Committees and the Board considered AQR’s and QMA’s performance and reputation generally. The Board considered the performance of AQR’s related composite, including its absolute and risk-adjusted returns, and noted AQR’s absolute and peer-relative performance over the one-, three-, and five-year periods for strategies similar to those proposed for its sleeve of the Fund. The Board also considered the performance of QMA’s related composite and noted QMA’s absolute and peer-relative performance over the one- and three-year periods for strategies similar to those proposed for its sleeve of the Fund. The Board also considered the Investment Manager’s evaluation of AQR’s and QMA’s anticipated contributions to the Fund’s broader investment mandate. After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the performance of AQR and QMA was sufficient, in light of other considerations, to warrant the approval of the Subadvisory Agreements.
56	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

Board Consideration and Approval of Subadvisory
Agreements  (continued)

Subadvisory fee rates and other expenses
The Committees and the Board considered the subadvisory fees to be charged to the Fund under the Subadvisory Agreements, as well as the total expenses expected to be incurred by the Fund. The Committees and the Board also considered the fees that AQR and QMA charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of AQR and QMA. The Committees and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the subadvisory fee rates and expenses of the Fund, in light of other considerations, supported the approval of the Subadvisory Agreements.
Costs of services to be provided and profitability
The Committees and the Board also took note of the costs the Investment Manager and its affiliates were expected to incur in connection with the services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund, and also noted that the Committees and the Board expected to consider the costs of services and the profitability to the Investment Manager and its affiliates in connection with the Advisory Fees and Expenses Committee’s and the Board’s next review and consideration of the continuation of the Management Agreement. When reviewing expected profitability, the Committees and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed strategies, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to AQR and QMA thereunder, the Committees and the Board did not consider the profitability to AQR and QMA from their relationships with the Fund.
After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Subadvisory Agreements.
Economies of scale
The Committees and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committees and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committees and the Board noted that the Subadvisory Agreements did not contain breakpoints. The Committees and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committees and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committees and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committees and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Subadvisory Agreements.
Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019	57

Board Consideration and Approval of Subadvisory
Agreements  (continued)

Conclusion
The Committees and the Board reviewed all of the above considerations in reaching their decisions to recommend for approval or approve the proposed Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Subadvisory Agreements.
58	Columbia Multi Strategy Alternatives Fund | Semiannual Report 2019

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Columbia Multi Strategy Alternatives Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR259_05_K01_(01/20)

SemiAnnual Report
November 30, 2019
Columbia Adaptive Risk Allocation Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Adaptive Risk Allocation Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Risk Allocation Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended November 30, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	7.09	11.33	5.18	5.13
	Including sales charges		0.90	4.92	3.94	4.30
Advisor Class*		10/01/14	7.20	11.60	5.46	5.32
Class C	Excluding sales charges	06/19/12	6.77	10.66	4.41	4.35
	Including sales charges		5.77	9.66	4.41	4.35
Institutional Class		06/19/12	7.20	11.71	5.46	5.41
Institutional 2 Class		06/19/12	7.19	11.66	5.48	5.44
Institutional 3 Class*		10/01/14	7.27	11.77	5.54	5.39
Class R		06/19/12	6.98	11.06	4.92	4.88
Modified Blended Benchmark			8.39	11.88	5.31	6.74
New Blended Benchmark			9.01	13.15	6.71	8.52
FTSE Three-Month U.S. Treasury Bill Index			1.09	2.31	1.02	0.70
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Barclays Global Aggregate Bond Hedged Index.
The Bloomberg Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Barclays Global Aggregate Bond Index Hedged is an unmanaged index that is comprised of several other Bloomberg Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI All Cap Index (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries.
The MSCI ACWI (Net) Hedged DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Portfolio breakdown (%) (at November 30, 2019)
Alternative Strategies Funds	12.3
Common Stocks	12.4
Foreign Government Obligations	8.7
Inflation-Indexed Bonds	17.3
Money Market Funds(a)	33.5
Residential Mortgage-Backed Securities - Agency	7.0
U.S. Treasury Obligations	8.8
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $895.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at November 30, 2019)
Equity Assets	81.0
Inflation-Hedging Assets	26.2
Spread Assets	47.3
Interest Rate Assets	28.0
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

4	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2019 — November 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,070.90	1,019.89	5.15	5.02	1.00
Advisor Class	1,000.00	1,000.00	1,072.00	1,021.13	3.86	3.77	0.75
Class C	1,000.00	1,000.00	1,067.70	1,016.16	9.00	8.77	1.75
Institutional Class	1,000.00	1,000.00	1,072.00	1,021.18	3.81	3.72	0.74
Institutional 2 Class	1,000.00	1,000.00	1,071.90	1,021.08	3.92	3.82	0.76
Institutional 3 Class	1,000.00	1,000.00	1,072.70	1,021.38	3.61	3.52	0.70
Class R	1,000.00	1,000.00	1,069.80	1,018.70	6.38	6.22	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	5

Portfolio of Investments
November 30, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 10.8%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	76,071,908	328,630,643
Total Alternative Strategies Funds (Cost $332,693,145)		328,630,643

Common Stocks 11.0%
Issuer	Shares	Value ($)
Real Estate 11.0%
Equity Real Estate Investment Trusts (REITS) 11.0%
Alexandria Real Estate Equities, Inc.	101,949	16,568,752
American Homes 4 Rent, Class A	445,727	11,905,368
American Tower Corp.	38,742	8,291,950
AvalonBay Communities, Inc.	59,995	12,863,528
Camden Property Trust	29,820	3,326,421
Coresite Realty Corp.	56,447	6,400,525
Corporate Office Properties Trust	165,868	4,840,028
CubeSmart	231,138	7,128,296
Digital Realty Trust, Inc.	77,788	9,408,459
Duke Realty Corp.	355,270	12,498,399
Equinix, Inc.	31,225	17,699,891
Equity LifeStyle Properties, Inc.	248,090	18,378,507
Equity Residential	107,140	9,117,614
Essex Property Trust, Inc.	58,922	18,394,270
Extra Space Storage, Inc.	72,808	7,721,288
Farmland Partners, Inc.	93,741	625,253
First Industrial Realty Trust, Inc.	270,715	11,527,045
Four Corners Property Trust, Inc.	122,438	3,467,444
Healthpeak Properties, Inc.	282,276	9,845,787
Highwoods Properties, Inc.	205,549	9,979,404
Host Hotels & Resorts, Inc.	641,289	11,216,145
Investors Real Estate Trust	44,920	3,473,214
Invitation Homes, Inc.	434,782	13,273,894
Life Storage, Inc.	74,717	8,183,006
Mack-Cali Realty Corp.	282,610	6,045,028
Medical Properties Trust, Inc.	537,046	11,149,075
National Storage Affiliates Trust	125,144	4,192,324
Outfront Media, Inc.	92,760	2,317,145
ProLogis, Inc.	188,595	17,265,872
Common Stocks (continued)
Issuer	Shares	Value ($)
Simon Property Group, Inc.	114,449	17,305,833
SITE Centers Corp.	286,812	4,155,906
STORE Capital Corp.	376,023	15,307,896
Sun Communities, Inc.	60,957	10,040,228
Ventas, Inc.	145,262	8,470,227
Total		332,384,022
Total Real Estate		332,384,022
Total Common Stocks (Cost $327,340,813)		332,384,022

Foreign Government Obligations(b),(c) 7.7%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.3%
Canadian Government Bond
06/01/2028	2.000%	CAD	10,108,000	7,911,178
France 0.6%
French Republic Government Bond OAT(d)
10/25/2027	2.750%	EUR	10,316,000	14,089,358
11/25/2028	0.750%	EUR	4,674,000	5,562,070
05/25/2045	3.250%	EUR	464	833
Total				19,652,261
Indonesia 0.7%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	285,840,000,000	20,078,025
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
03/01/2047	2.700%	EUR	3,517,000	4,261,514
Japan 1.9%
Japan Government 10-Year Bond
03/20/2028	0.100%	JPY	1,175,550,000	10,981,463
Japan Government 20-Year Bond
06/20/2032	1.500%	JPY	23,300,000	252,182
09/20/2037	0.600%	JPY	549,150,000	5,372,979
06/20/2039	0.300%	JPY	692,250,000	6,384,602
Japan Government 30-Year Bond
03/20/2037	2.400%	JPY	288,250,000	3,625,843
03/20/2047	0.800%	JPY	604,150,000	6,140,460
06/20/2047	0.800%	JPY	337,300,000	3,425,504
09/20/2047	0.800%	JPY	594,800,000	6,037,254
03/20/2048	0.800%	JPY	585,450,000	5,947,357
03/20/2049	0.500%	JPY	354,700,000	3,331,484
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
06/20/2049	0.400%	JPY	595,200,000	5,433,872
Total				56,933,000
Malaysia 0.7%
Malaysia Sovereign Sukuk Bhd(d)
04/22/2025	3.043%		17,400,000	18,006,380
Malaysia Sukuk Global Bhd(d)
04/27/2026	3.179%		2,400,000	2,498,864
Total				20,505,244
South Africa 1.1%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	320,809,000	24,240,075
01/31/2030	8.000%	ZAR	160,980,000	10,115,075
Total				34,355,150
South Korea 1.2%
Korea Treasury Bond
12/10/2028	2.375%	KRW	25,414,000,000	23,077,298
06/10/2029	1.875%	KRW	15,555,000,000	13,563,069
Total				36,640,367
United Kingdom 1.1%
United Kingdom Gilt(d)
10/22/2028	1.625%	GBP	10,885,000	15,318,483
06/07/2032	4.250%	GBP	5,928,000	10,773,103
01/22/2045	3.500%	GBP	3,257,133	6,308,886
Total				32,400,472
Total Foreign Government Obligations (Cost $230,462,787)				232,737,211

Inflation-Indexed Bonds(b) 15.3%

Australia 0.6%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	4,988,939	3,680,927
08/21/2035	2.000%	AUD	3,983,988	3,596,886
08/21/2040	1.250%	AUD	2,508,046	2,125,472
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	11,179,449	9,124,462
Total				18,527,747
Brazil 0.2%
Brazil Notas do Tesouro Nacional Serie B
08/15/2026	6.000%	BRL	18,210,141	5,207,483
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.8%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	12,493,547	12,081,347
12/01/2031	4.000%	CAD	6,888,340	7,491,897
12/01/2036	3.000%	CAD	4,932,087	5,388,598
Total				24,961,842
France 0.6%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	3,129,938	4,128,869
07/25/2032	3.150%	EUR	2,230,123	3,840,893
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	7,681,811	9,120,193
07/25/2040	1.800%	EUR	265,277	461,620
Total				17,551,575
Israel 0.1%
Israel Government Bond - CPI Linked
05/31/2029	0.500%	ILS	7,582,417	2,402,573
Italy 0.3%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	3,138,904	4,145,536
05/15/2028	1.300%	EUR	2,730,840	3,223,497
09/15/2035	2.350%	EUR	963,511	1,322,914
09/15/2041	2.550%	EUR	669,585	945,547
Total				9,637,494
Japan 1.0%
Japanese Government CPI-Linked Bond
03/10/2025	0.100%	JPY	923,747,200	8,619,466
03/10/2026	0.100%	JPY	800,174,600	7,506,640
03/10/2027	0.100%	JPY	1,530,772,071	14,423,498
Total				30,549,604
New Zealand 0.2%
New Zealand Government Inflation-Linked Bond(d)
09/20/2025	2.000%	NZD	9,723,615	6,972,583
United Kingdom 4.5%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	8,473,129	12,163,469
03/22/2029	0.125%	GBP	12,092,221	19,861,475
03/22/2034	0.750%	GBP	8,933,849	17,391,749
11/22/2037	1.125%	GBP	5,885,428	13,091,731
03/22/2044	0.125%	GBP	8,424,969	17,803,141
03/22/2052	0.250%	GBP	13,818,379	34,045,964
11/22/2056	0.125%	GBP	6,814,013	17,608,922
11/22/2065	0.125%	GBP	1,260,582	3,762,469
Total				135,728,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 7.0%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	22,944,172	22,813,249
01/15/2024	0.625%	45,382,973	46,112,687
01/15/2025	0.250%	33,615,150	33,714,802
07/15/2027	0.375%	22,692,352	23,063,219
01/15/2028	0.500%	21,241,442	21,749,705
07/15/2028	0.750%	12,158,618	12,765,964
01/15/2029	0.875%	24,051,080	25,521,384
07/15/2029	0.250%	6,577,574	6,631,192
02/15/2042	0.750%	4,990,498	5,277,478
02/15/2043	0.625%	4,886,898	5,037,328
02/15/2045	0.750%	4,467,082	4,726,405
02/15/2048	1.000%	3,865,901	4,360,158
Total			211,773,571
Total Inflation-Indexed Bonds (Cost $448,939,406)			463,313,392

Residential Mortgage-Backed Securities - Agency 6.2%

Federal National Mortgage Association(e)
12/17/2034	2.500%	12,848,328	12,961,524
12/17/2034- 12/12/2049	3.000%	33,650,000	34,208,892
12/12/2049	3.500%	39,500,000	40,549,219
12/12/2049	4.000%	31,550,000	32,734,357
12/12/2049	4.500%	16,100,000	16,915,062
12/12/2049	5.000%	4,550,000	4,860,769
Government National Mortgage Association(e)
12/19/2049	3.500%	38,446,000	39,834,917
12/19/2049	4.000%	4,500,000	4,716,563
Total Residential Mortgage-Backed Securities - Agency (Cost $186,586,200)			186,781,303

U.S. Treasury Obligations 7.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/31/2026	1.375%	43,637,000	42,668,804
08/15/2027	2.250%	41,441,000	42,969,137
11/15/2027	2.250%	40,225,000	41,739,723
08/15/2028	2.875%	36,020,000	39,239,287
05/15/2029	2.375%	34,119,000	35,867,599
08/15/2029	1.625%	34,538,500	34,036,612
Total U.S. Treasury Obligations (Cost $238,806,188)			236,521,162

Money Market Funds 29.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.745%(a),(f)	895,918,255	895,918,255
Total Money Market Funds (Cost $895,833,579)		895,918,255
Total Investments in Securities (Cost: $2,660,662,118)		2,676,285,988
Other Assets & Liabilities, Net		352,002,539
Net Assets		3,028,288,527

At November 30, 2019, securities and/or cash totaling $147,013,971 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
8,438,000 ILS	2,440,898 USD	Citi	12/20/2019	10,194	—
43,553,631,000 KRW	37,329,017 USD	Citi	12/20/2019	435,608	—
181,884,097 GBP	235,518,080 USD	HSBC	12/20/2019	96,669	—
39,082,000 GBP	50,465,080 USD	HSBC	12/20/2019	—	(120,649)
36,239,022,000 JPY	334,203,522 USD	HSBC	12/20/2019	2,478,182	—
5,028,589,000 JPY	45,978,403 USD	HSBC	12/20/2019	—	(52,375)
28,603,000 NOK	3,134,912 USD	HSBC	12/20/2019	32,122	—
85,901,000 NZD	55,172,494 USD	HSBC	12/20/2019	7,980	—
53,000 PLN	13,692 USD	HSBC	12/20/2019	157	—
157,436,000 SEK	16,395,563 USD	HSBC	12/20/2019	—	(65,240)
5,537,000 SGD	4,070,611 USD	HSBC	12/20/2019	21,292	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
5,511,000 SGD	4,029,540 USD	HSBC	12/20/2019	—	(765)
71,798,390 USD	7,850,077,000 JPY	HSBC	12/20/2019	59,770	—
46,553 USD	906,000 MXN	HSBC	12/20/2019	—	(371)
60,840,464 USD	560,292,000 NOK	HSBC	12/20/2019	—	(61,221)
108,463,489 USD	168,975,000 NZD	HSBC	12/20/2019	50,078	—
450,218 USD	4,333,000 SEK	HSBC	12/20/2019	2,822	—
605,656,000 ZAR	40,812,410 USD	HSBC	12/20/2019	—	(424,647)
73,605,000 AUD	50,215,779 USD	Morgan Stanley	12/20/2019	404,331	—
20,017,000 AUD	13,537,097 USD	Morgan Stanley	12/20/2019	—	(9,208)
44,836,000 CAD	33,902,073 USD	Morgan Stanley	12/20/2019	140,591	—
100,434,000 CHF	101,571,671 USD	Morgan Stanley	12/20/2019	945,228	—
16,682,000 CHF	16,706,224 USD	Morgan Stanley	12/20/2019	—	(7,741)
50,591,000 DKK	7,514,969 USD	Morgan Stanley	12/20/2019	43,001	—
26,470,000 DKK	3,907,545 USD	Morgan Stanley	12/20/2019	—	(1,906)
259,180,300 EUR	287,466,304 USD	Morgan Stanley	12/20/2019	1,494,717	—
53,247,000 EUR	58,721,324 USD	Morgan Stanley	12/20/2019	—	(29,781)
16,186,000 GBP	20,971,180 USD	Morgan Stanley	12/20/2019	20,855	—
43,725,000 HKD	5,584,641 USD	Morgan Stanley	12/20/2019	314	—
114,120,000 HKD	14,571,293 USD	Morgan Stanley	12/20/2019	—	(3,512)
60,339,580 USD	79,800,000 CAD	Morgan Stanley	12/20/2019	—	(250,227)
23,770,943 USD	21,550,000 EUR	Morgan Stanley	12/20/2019	6,666	—
32,226,379 USD	24,873,000 GBP	Morgan Stanley	12/20/2019	—	(32,049)
15,124,809 USD	222,129,000 ZAR	Morgan Stanley	12/20/2019	—	(801)
145,472,000 ZAR	9,793,324 USD	Morgan Stanley	12/20/2019	—	(111,369)
21,478,000 BRL	5,096,457 USD	Standard Chartered	12/20/2019	27,963	—
287,555,000,000 IDR	20,326,218 USD	Standard Chartered	12/20/2019	—	(13,123)
Total				6,278,540	(1,184,985)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	461	12/2019	EUR	55,064,606	—	(51,767)
Australian 10-Year Bond	802	12/2019	AUD	117,935,367	335,982	—
Canadian Government 10-Year Bond	74	03/2020	CAD	10,365,180	—	(28,048)
Euro Stoxx 50	1,876	12/2019	EUR	69,449,520	2,852,512	—
MSCI EAFE Index Future	6,328	12/2019	USD	625,617,720	9,319,394	—
MSCI Emerging Markets Index	909	12/2019	USD	47,177,100	1,637,927	—
MSCI Emerging Markets Index	2,420	12/2019	USD	125,598,000	—	(1,072,625)
S&P 500 E-mini	8,008	12/2019	USD	1,258,737,480	32,367,870	—
S&P/TSX 60 Index	210	12/2019	CAD	42,743,400	646,991	—
S&P/TSX 60 Index	203	12/2019	CAD	41,318,620	—	(75,565)
U.S. Treasury 10-Year Note	363	03/2020	USD	46,957,453	—	(57,445)
U.S. Treasury 5-Year Note	102	03/2020	USD	12,134,813	—	(1,788)
U.S. Ultra Bond 10-Year Note	191	03/2020	USD	27,163,781	—	(33,229)
Total					47,160,676	(1,320,467)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(166)	12/2019	EUR	(54,972,975)	—	(384,443)
TOPIX Index	(491)	12/2019	JPY	(8,332,270,000)	—	(7,275,155)
Total					—	(7,659,598)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
28-Day MXN TIIE-Banxico	Fixed rate of 6.775%	Receives Monthly, Pays Monthly	Morgan Stanley	10/29/2029	MXN	203,677,000	125,926	—	—	125,926	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	2.040	USD	366,878,000	1,033,426	—	—	1,033,426	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.248	USD	420,348,000	7,111,074	—	—	7,111,074	—
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.501	USD	281,678,000	1,184,903	—	—	1,184,903	—
Markit iTraxx Europe Crossover Index, Series 32	Morgan Stanley	12/20/2024	5.000	Quarterly	2.209	EUR	121,595,000	478,074	—	—	478,074	—
Markit iTraxx Europe Main Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	0.477	EUR	53,827,000	302,484	—	—	302,484	—
Total								10,109,961	—	—	10,109,961	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	7.780%
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	59,902,339	64,814,979	(48,645,410)	76,071,908	—	(27,201,218)	26,542,806	—	328,630,643
Columbia Short-Term Cash Fund, 1.745%
	985,038,263	2,610,920,394	(2,700,040,402)	895,918,255	—	(865)	85,074	11,353,017	895,918,255
Total					—	(27,202,083)	26,627,880	11,353,017	1,224,548,898

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2019, the total value of these securities amounted to $265,237,810, which represents 8.76% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at November 30, 2019.
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	11

Portfolio of Investments  (continued)
November 30, 2019 (Unaudited)
Fair value measurements  (continued)
measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	328,630,643	—	—	328,630,643
Common Stocks
Real Estate	332,384,022	—	—	332,384,022
Total Common Stocks	332,384,022	—	—	332,384,022
Foreign Government Obligations	—	232,737,211	—	232,737,211
Inflation-Indexed Bonds	—	463,313,392	—	463,313,392
Residential Mortgage-Backed Securities - Agency	—	186,781,303	—	186,781,303
U.S. Treasury Obligations	236,521,162	—	—	236,521,162
Money Market Funds	895,918,255	—	—	895,918,255
Total Investments in Securities	1,793,454,082	882,831,906	—	2,676,285,988
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	6,278,540	—	6,278,540
Futures Contracts	47,160,676	—	—	47,160,676
Swap Contracts	—	10,235,887	—	10,235,887
Liability
Forward Foreign Currency Exchange Contracts	—	(1,184,985)	—	(1,184,985)
Futures Contracts	(8,980,065)	—	—	(8,980,065)
Total	1,831,634,693	898,161,348	—	2,729,796,041
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Statement of Assets and Liabilities
November 30, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,432,135,394)	$1,451,737,090
Affiliated issuers (cost $1,228,526,724)	1,224,548,898
Cash	447,312
Foreign currency (cost $148,372)	148,316
Margin deposits on:
Futures contracts	77,038,000
Swap contracts	69,975,971
Unrealized appreciation on forward foreign currency exchange contracts	6,278,540
Receivable for:
Investments sold	512,976,264
Investments sold on a delayed delivery basis	12,412,294
Capital shares sold	3,287,639
Dividends	1,512,468
Interest	5,871,744
Foreign tax reclaims	113,672
Variation margin for futures contracts	875,470
Variation margin for swap contracts	16,177,999
Prepaid expenses	13,429
Trustees’ deferred compensation plan	73,469
Other assets	9,051
Total assets	3,383,497,626
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,184,985
Payable for:
Investments purchased	140,441,482
Investments purchased on a delayed delivery basis	199,254,633
Capital shares purchased	3,685,029
Variation margin for futures contracts	9,231,028
Variation margin for swap contracts	947,177
Management services fees	111,782
Distribution and/or service fees	7,350
Transfer agent fees	106,472
Compensation of board members	833
Compensation of chief compliance officer	201
Other expenses	164,658
Trustees’ deferred compensation plan	73,469
Total liabilities	355,209,099
Net assets applicable to outstanding capital stock	$3,028,288,527
Represented by
Paid in capital	2,818,735,568
Total distributable earnings (loss)	209,552,959
Total - representing net assets applicable to outstanding capital stock	$3,028,288,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	13

Statement of Assets and Liabilities  (continued)
November 30, 2019 (Unaudited)
Class A
Net assets	$135,567,279
Shares outstanding	12,122,458
Net asset value per share	$11.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.86
Advisor Class
Net assets	$41,026,465
Shares outstanding	3,626,275
Net asset value per share	$11.31
Class C
Net assets	$99,431,151
Shares outstanding	9,270,711
Net asset value per share	$10.73
Institutional Class
Net assets	$2,707,240,807
Shares outstanding	239,407,944
Net asset value per share	$11.31
Institutional 2 Class
Net assets	$30,471,161
Shares outstanding	2,689,111
Net asset value per share	$11.33
Institutional 3 Class
Net assets	$14,191,838
Shares outstanding	1,249,213
Net asset value per share	$11.36
Class R
Net assets	$359,826
Shares outstanding	32,584
Net asset value per share	$11.04
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Statement of Operations
Six Months Ended November 30, 2019 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,653,449
Dividends — affiliated issuers	11,353,017
Interest	12,977,957
Foreign taxes withheld	(64,238)
Total income	27,920,185
Expenses:
Management services fees	10,016,836
Distribution and/or service fees
Class A	160,638
Class C	488,110
Class R	854
Transfer agent fees
Class A	31,536
Advisor Class	9,396
Class C	23,951
Institutional Class	657,460
Institutional 2 Class	7,832
Institutional 3 Class	625
Class R	83
Compensation of board members	28,759
Custodian fees	64,268
Printing and postage fees	55,784
Registration fees	83,306
Audit fees	22,610
Legal fees	34,147
Interest on collateral	236
Compensation of chief compliance officer	575
Other	35,858
Total expenses	11,722,864
Expense reduction	(20)
Total net expenses	11,722,844
Net investment income	16,197,341
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	77,614,346
Investments — affiliated issuers	(27,202,083)
Foreign currency translations	(1,162,419)
Forward foreign currency exchange contracts	(363,103)
Futures contracts	65,016,479
Options purchased	(4,576,352)
Swap contracts	9,596,223
Net realized gain	118,923,091
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(30,316,468)
Investments — affiliated issuers	26,627,880
Foreign currency translations	156,533
Forward foreign currency exchange contracts	9,175,530
Futures contracts	50,486,301
Swap contracts	15,149,647
Net change in unrealized appreciation (depreciation)	71,279,423
Net realized and unrealized gain	190,202,514
Net increase in net assets resulting from operations	$206,399,855
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	15

Statement of Changes in Net Assets
	Six Months Ended November 30, 2019 (Unaudited)	Year Ended May 31, 2019
Operations
Net investment income	$16,197,341	$61,947,381
Net realized gain	118,923,091	14,896,085
Net change in unrealized appreciation (depreciation)	71,279,423	(4,439,987)
Net increase in net assets resulting from operations	206,399,855	72,403,479
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(6,691,828)
Advisor Class	—	(1,340,117)
Class C	—	(4,694,734)
Institutional Class	—	(149,867,086)
Institutional 2 Class	—	(1,017,275)
Institutional 3 Class	—	(713,106)
Class R	—	(15,557)
Total distributions to shareholders	—	(164,339,703)
Decrease in net assets from capital stock activity	(78,133,090)	(70,059,217)
Total increase (decrease) in net assets	128,266,765	(161,995,441)
Net assets at beginning of period	2,900,021,762	3,062,017,203
Net assets at end of period	$3,028,288,527	$2,900,021,762
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2019 (Unaudited)		May 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,336,842	14,644,823	2,572,676	27,177,513
Distributions reinvested	—	—	666,278	6,489,542
Redemptions	(720,059)	(7,883,953)	(4,033,977)	(42,402,978)
Net increase (decrease)	616,783	6,760,870	(795,023)	(8,735,923)
Advisor Class
Subscriptions	1,023,614	11,331,378	1,851,485	19,838,442
Distributions reinvested	—	—	136,244	1,339,278
Redemptions	(280,275)	(3,105,814)	(915,455)	(9,725,036)
Net increase	743,339	8,225,564	1,072,274	11,452,684
Class C
Subscriptions	665,490	7,014,480	1,490,522	15,126,445
Distributions reinvested	—	—	490,456	4,615,193
Redemptions	(810,161)	(8,536,383)	(3,062,626)	(31,133,253)
Net decrease	(144,671)	(1,521,903)	(1,081,648)	(11,391,615)
Institutional Class
Subscriptions	24,310,764	268,980,881	63,151,187	675,630,489
Distributions reinvested	—	—	14,952,537	146,983,443
Redemptions	(33,239,038)	(367,000,740)	(84,860,461)	(903,078,843)
Net decrease	(8,928,274)	(98,019,859)	(6,756,737)	(80,464,911)
Institutional 2 Class
Subscriptions	1,016,870	11,295,366	1,430,396	15,063,666
Distributions reinvested	—	—	103,260	1,017,111
Redemptions	(446,906)	(4,965,667)	(881,340)	(9,326,179)
Net increase	569,964	6,329,699	652,316	6,754,598
Institutional 3 Class
Subscriptions	15,994	181,155	1,172,838	12,575,719
Distributions reinvested	—	—	72,235	712,957
Redemptions	—	—	(12,100)	(126,086)
Net increase	15,994	181,155	1,232,973	13,162,590
Class R
Subscriptions	3,010	32,779	16,851	178,342
Distributions reinvested	—	—	1,598	15,408
Redemptions	(11,495)	(121,395)	(7,808)	(83,017)
Net increase (decrease)	(8,485)	(88,616)	10,641	110,733
Class T
Redemptions	—	—	(90,101)	(947,373)
Net decrease	—	—	(90,101)	(947,373)
Total net decrease	(7,135,350)	(78,133,090)	(5,755,305)	(70,059,217)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2019 (Unaudited)	$10.44	0.05	0.69	—	0.74	—	—	—
Year Ended 5/31/2019	$10.81	0.20	0.01	—	0.21	(0.35)	(0.23)	(0.58)
Year Ended 5/31/2018	$10.83	0.04	0.72	—	0.76	—	(0.78)	(0.78)
Year Ended 5/31/2017	$10.01	(0.01)	1.03	0.00(f)	1.02	(0.10)	(0.10)	(0.20)
Year Ended 5/31/2016	$10.17	(0.03)	(0.03)(h)	—	(0.06)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.24	(0.04)	0.14	0.01	0.11	(0.00)(f)	(0.18)	(0.18)
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$10.55	0.06	0.70	—	0.76	—	—	—
Year Ended 5/31/2019	$10.92	0.23	0.01	—	0.24	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.92	0.07	0.71	—	0.78	(0.00)(f)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.02	1.05	0.00(f)	1.07	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02)(h)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015(j)	$10.13	(0.02)	0.31	—	0.29	(0.03)	(0.18)	(0.21)
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.05	0.01	0.67	—	0.68	—	—	—
Year Ended 5/31/2019	$10.42	0.11	0.02	—	0.13	(0.27)	(0.23)	(0.50)
Year Ended 5/31/2018	$10.55	(0.04)	0.69	—	0.65	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.75	(0.08)	1.01	0.00(f)	0.93	(0.03)	(0.10)	(0.13)
Year Ended 5/31/2016	$9.98	(0.10)	(0.03)(h)	—	(0.13)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.11	(0.11)	0.15	0.01	0.05	—	(0.18)	(0.18)
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$10.55	0.06	0.70	—	0.76	—	—	—
Year Ended 5/31/2019	$10.91	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.91	0.06	0.72	—	0.78	(0.00)(f)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.08	0.05	1.01	0.00(f)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.21	(0.01)	(0.02)(h)	—	(0.03)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.28	(0.02)	0.15	0.01	0.14	(0.03)	(0.18)	(0.21)
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.57	0.06	0.70	—	0.76	—	—	—
Year Ended 5/31/2019	$10.93	0.22	0.03	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.93	0.06	0.72	—	0.78	(0.00)(f)	(0.78)	(0.78)
Year Ended 5/31/2017	$10.10	0.03	1.03	0.00(f)	1.06	(0.13)	(0.10)	(0.23)
Year Ended 5/31/2016	$10.22	0.00(f)	(0.02)(h)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.29	(0.01)	0.15	0.01	0.15	(0.04)	(0.18)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2019 (Unaudited)	$11.18	7.09%	1.00%(c),(d)	1.00%(c),(d),(e)	0.87%(c)	139%	$135,567
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00%(e)	1.87%	203%	$120,147
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99%(e)	0.33%	210%	$132,920
Year Ended 5/31/2017	$10.83	10.35%(g)	0.99%	0.99%(e)	(0.07%)	396%	$100,790
Year Ended 5/31/2016	$10.01	(0.55%)	1.15%	1.07%(e)	(0.32%)	254%	$140,291
Year Ended 5/31/2015	$10.17	1.13%(i)	1.23%	1.06%	(0.35%)	256%	$169,978
Advisor Class
Six Months Ended 11/30/2019 (Unaudited)	$11.31	7.20%	0.75%(c),(d)	0.75%(c),(d),(e)	1.09%(c)	139%	$41,026
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75%(e)	2.14%	203%	$30,420
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74%(e)	0.59%	210%	$19,764
Year Ended 5/31/2017	$10.92	10.75%(g)	0.74%	0.74%(e)	0.20%	396%	$11,580
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82%(e)	(0.08%)	254%	$10,908
Year Ended 5/31/2015(j)	$10.21	2.87%	0.99%(c)	0.82%(c)	(0.30%)(c)	256%	$11,110
Class C
Six Months Ended 11/30/2019 (Unaudited)	$10.73	6.77%	1.75%(c),(d)	1.75%(c),(d),(e)	0.13%(c)	139%	$99,431
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75%(e)	1.10%	203%	$94,648
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74%(e)	(0.43%)	210%	$109,335
Year Ended 5/31/2017	$10.55	9.59%(g)	1.74%	1.74%(e)	(0.77%)	396%	$95,199
Year Ended 5/31/2016	$9.75	(1.26%)	1.90%	1.82%(e)	(1.09%)	254%	$61,386
Year Ended 5/31/2015	$9.98	0.48%(i)	1.98%	1.81%	(1.11%)	256%	$52,406
Institutional Class
Six Months Ended 11/30/2019 (Unaudited)	$11.31	7.20%	0.74%(c),(d)	0.74%(c),(d),(e)	1.13%(c)	139%	$2,707,241
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75%(e)	2.11%	203%	$2,618,924
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74%(e)	0.59%	210%	$2,782,662
Year Ended 5/31/2017	$10.91	10.64%(g)	0.73%	0.73%(e)	0.46%	396%	$1,810,897
Year Ended 5/31/2016	$10.08	(0.25%)	0.90%	0.82%(e)	(0.06%)	254%	$25,871
Year Ended 5/31/2015	$10.21	1.37%(i)	0.99%	0.78%	(0.17%)	256%	$21,494
Institutional 2 Class
Six Months Ended 11/30/2019 (Unaudited)	$11.33	7.19%	0.76%(c),(d)	0.76%(c),(d)	1.09%(c)	139%	$30,471
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
Year Ended 5/31/2017	$10.93	10.69%(g)	0.73%	0.73%	0.24%	396%	$7,177
Year Ended 5/31/2016	$10.10	(0.15%)	0.79%	0.73%	0.03%	254%	$1,628
Year Ended 5/31/2015	$10.22	1.48%(i)	0.86%	0.69%	(0.14%)	256%	$1,647
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$10.59	0.06	0.71	—	0.77	—	—	—
Year Ended 5/31/2019	$10.95	0.32	(0.07)(h)	—	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.95	0.07	0.72	—	0.79	(0.01)	(0.78)	(0.79)
Year Ended 5/31/2017	$10.11	0.03	1.05	0.00(f)	1.08	(0.14)	(0.10)	(0.24)
Year Ended 5/31/2016	$10.23	0.00(f)	(0.02)(h)	—	(0.02)	—	(0.10)	(0.10)
Year Ended 5/31/2015(k)	$10.15	(0.02)	0.32	—	0.30	(0.04)	(0.18)	(0.22)
Class R
Six Months Ended 11/30/2019 (Unaudited)	$10.32	0.03	0.69	—	0.72	—	—	—
Year Ended 5/31/2019	$10.69	0.16	0.02	—	0.18	(0.32)	(0.23)	(0.55)
Year Ended 5/31/2018	$10.75	(0.01)	0.73	—	0.72	—	(0.78)	(0.78)
Year Ended 5/31/2017	$9.93	(0.03)	1.03	0.00(f)	1.00	(0.08)	(0.10)	(0.18)
Year Ended 5/31/2016	$10.11	(0.06)	(0.02)(h)	—	(0.08)	—	(0.10)	(0.10)
Year Ended 5/31/2015	$10.20	(0.08)	0.16	0.01	0.09	—	(0.18)	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.07%.
(j)	Advisor Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(k)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2019 (Unaudited)	$11.36	7.27%	0.70%(c),(d)	0.70%(c),(d)	1.02%(c)	139%	$14,192
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Year Ended 5/31/2017	$10.95	10.85%(g)	0.67%	0.67%	0.29%	396%	$3
Year Ended 5/31/2016	$10.11	(0.15%)	0.76%	0.69%	0.02%	254%	$2
Year Ended 5/31/2015(k)	$10.23	2.98%	0.85%(c)	0.65%(c)	(0.28%)(c)	256%	$3
Class R
Six Months Ended 11/30/2019 (Unaudited)	$11.04	6.98%	1.24%(c),(d)	1.24%(c),(d),(e)	0.65%(c)	139%	$360
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25%(e)	1.54%	203%	$424
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25%(e)	(0.08%)	210%	$325
Year Ended 5/31/2017	$10.75	10.15%(g)	1.22%	1.22%(e)	(0.25%)	396%	$5,900
Year Ended 5/31/2016	$9.93	(0.75%)	1.38%	1.34%(e)	(0.57%)	254%	$861
Year Ended 5/31/2015	$10.11	0.87%(i)	1.48%	1.32%	(0.83%)	256%	$146
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	21

Notes to Financial Statements
November 30, 2019 (Unaudited)
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
22	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
24	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
26	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	10,109,961*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	46,824,694*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	6,278,540
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	335,982*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	125,926*
Total		63,675,103

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,859,555*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,184,985
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	120,510*
Total		10,165,050

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	9,596,233	9,596,233
Equity risk	—	46,816,585	(4,576,352)	—	42,240,233
Foreign exchange risk	(363,103)	—	—	—	(363,103)
Interest rate risk	—	18,199,894	—	(10)	18,199,884
Total	(363,103)	65,016,479	(4,576,352)	9,596,223	69,673,247

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category		Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk		—	—	15,023,721	15,023,721
Equity risk		—	58,026,484	—	58,026,484
Foreign exchange risk		9,175,530	—	—	9,175,530
Interest rate risk		—	(7,540,183)	125,926	(7,414,257)
Total		9,175,530	50,486,301	15,149,647	74,811,478
28	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,051,471,281
Futures contracts — short	142,199,857
Credit default swap contracts — sell protection	1,081,894,786

Derivative instrument	Average value ($)*
Options contracts — purchased	3,495,030

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	5,669,933	(1,453,832)
Interest rate swap contracts	62,963	—

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2019:
	Citi ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	16,173,948	-	16,173,948
Centrally cleared interest rate swap contracts (b)	-	-	-	4,051	-	4,051
Forward foreign currency exchange contracts	445,802	2,749,072	3,055,703	-	27,963	6,278,540
Total assets	445,802	2,749,072	3,055,703	16,177,999	27,963	22,456,539
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	947,177	-	947,177
Forward foreign currency exchange contracts	-	725,268	446,594	-	13,123	1,184,985
Total liabilities	-	725,268	446,594	947,177	13,123	2,132,162
Total financial and derivative net assets	445,802	2,023,804	2,609,109	15,230,822	14,840	20,324,377
Total collateral received (pledged) (c)	-	-	-	-	-	-
Net amount (d)	445,802	2,023,804	2,609,109	15,230,822	14,840	20,324,377

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
30	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	31

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The annualized effective management services fee rate for the six months ended November 30, 2019 was 0.67% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the six months ended November 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $508,364, respectively. The sale transactions resulted in a net realized loss of $12,184.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
32	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended November 30, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	237,149
Class C	—	1.00(b)	2,210

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	33

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2019 through September 30, 2020	Prior to October 1, 2019
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	1.01	1.01
Institutional 3 Class	0.96	0.97
Class R	1.50	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,660,662,000	94,977,000	(25,843,000)	69,134,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
8,633,560	28,068,191	36,701,751
34	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,773,712,949 and $3,056,323,904, respectively, for the six months ended November 30, 2019, of which $1,759,470,939 and $2,002,386,363, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2019.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	35

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets
36	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
November 30, 2019 (Unaudited)
to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At November 30, 2019, affiliated shareholders of record owned 88.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	37

 Board Consideration and Approval of ManagementAgreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Adaptive Risk Allocation Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through September 30, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
38	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirty-second, eighth and third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively,
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
40	Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Adaptive Risk Allocation Fund | Semiannual Report 2019	41

Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR214_05_K01_(01/20)

Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104
Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR214_05_K01_(01/20)

Columbia Adaptive Risk Allocation Fund

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
SAR214_05_K01_(01/20)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	January 22, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	January 22, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal Financial
Officer
Date	January 22, 2020